UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07642

Name of Fund:  BlackRock MuniAssets Fund, Inc. (MUA)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock MuniAssets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 04/30/2015

Item 1  – Report to Stockholders

APRIL 30, 2015

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2015

Municipal Market Conditions

Municipal bonds generated strong performance throughout most of the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the Fed scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended April 30, 2015, municipal bonds garnered net inflows of approximately $34 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $387 billion (considerably higher than the $302 billion issued in the prior 12-month period). A noteworthy portion (roughly 60%) of new supply during this period was attributable to refinancing activity as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2015
6 months: 1.27%
12 months: 4.86%

A Closer Look at Yields

From April 30, 2014 to April 30, 2015, yields on AAA-rated 30-year municipal bonds decreased by 44 basis points (“bps”) from 3.49% to 3.05%, while 10-year rates decreased 18 bps from 2.30% to 2.12% and 5-year rates increased 7 bps from 1.23% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 62 bps and the spread between 2- and 10-year maturities flattened by 36 bps.

During the same time period, U.S. Treasury rates fell by 71 bps on 30-year bonds, 60 bps on 10-year bonds and 24 bps in 5-year issues. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate portion of the curve as a result of increased supply. Municipals largely moved in line with Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term prices in a similar fashion. In absolute terms, positive performance of muni bonds on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. We believe that the municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment.

Financial Conditions of Municipal Issuers

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Fund did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	5

Fund Summary as of April 30, 2015	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”)) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 17.02% based on market price and 10.11% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 11.01% based on market price and 9.85% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) also helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, was an additional positive as longer-dated bonds generally delivered higher returns than those with shorter maturities.

•

Fund holdings in non-investment grade and unrated securities contributed both in terms of price appreciation and incremental income. BBB-rated bonds, which represents the Fund’s largest concentration, also contributed significantly as persistent demand from yield-seeking investors fueled outperformance for this credit tier. Exposures to the health care, transportation and utilities sectors were among the top contributors to performance.

•

The Fund’s holding in New Jersey Economic Development Authority, which financed an energy facility for a casino in Atlantic City, New Jersey, experienced a substantial decline in value in the wake of the casino operator’s bankruptcy filing in June, 2014. In addition, the Fund’s investment in Central Falls Rhode Island Detention Facility Corporation suffered a substantial decline after the issuer filed for receivership and defaulted on its principal and interest payments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2015 ($14.22)[1]	5.27%
Tax Equivalent Yield[2]	9.31%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of April 30, 2015[4]	11%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$14.22	$12.85	10.66%	$14.33	$12.61
Net Asset Value	$14.12	$13.56	4.13%	$14.38	$13.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Health	26%	23%
Transportation	19	20
County/City/Special District/School District	16	16
Tobacco	10	5
Utilities	9	14
Corporate	8	12
Education	8	6
State	3	4
Housing	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15	4/30/14
AA/Aa	18%	21%
A	7	9
BBB/Baa	27	27
BB/Ba	9	7
B	8	9
CCC/Caa	1	—
N/R2	30	27

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 5% and 4%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	9%
2016	2
2017	6
2018	8
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	7

Fund Summary as of April 30, 2015	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 10.33% based on market price and 9.49% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) During the first-half of the reporting period, yields fell and the yield curve flattened considerably (with longer-term bonds outperforming shorter-term debt). During the second half of the period, yields rose very modestly while the yield curve continued to flatten marginally.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure contributed positively to performance, as yields fell during the period. (Duration is a measure of interest rate sensitivity). In addition, its exposure to the long end of the yield curve aided performance at a time in which the yield curve flattened. The Fund also benefitted from its exposure to the outperforming transportation and school district sectors. In addition, the Fund’s use of leverage provided both incremental return and income at a time of declining interest rates.

•

The Fund’s exposure to Chicago general obligation bonds detracted from performance, as did its positions in certain New Jersey credits. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2015 ($11.67)[1]	6.22%
Tax Equivalent Yield[2]	10.99%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of April 30, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$11.67	$11.27	3.55%	$12.13	$10.86
Net Asset Value	$12.27	$11.94	2.76%	$12.72	$11.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
County/City/Special District/School District	27%	24%
Transportation	20	19
Utilities	16	15
State	15	22
Education	10	8
Health	9	8
Corporate	2	2
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15		4/30/14
AAA/Aaa	11%		13%
AA/Aa	58		58
A	25		25
BBB/Baa	6		4
N/R	—	[2]	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	3
2017	11
2018	11
2019	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	9

Fund Summary as of April 30, 2015	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 14.80% based on market price and 11.22% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.

•

Positions in lower-rated investment-grade bonds contributed to performance, as did the Fund’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.

•	Exposures to the transportation, health care and utilities sectors were among the top contributors to performance.

•	There were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2015 ($17.25)[1]	6.16%
Tax Equivalent Yield[2]	10.88%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Economic Leverage as of April 30, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$17.25	$16.01	7.75%	$17.97	$15.67
Net Asset Value	$17.59	$16.85	4.39%	$18.24	$16.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	25%	22%
Health	18	19
County/City/Special District/School District	12	13
State	11	13
Utilities	11	10
Education	10	10
Corporate	8	9
Tobacco	4	3
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15		4/30/14
AAA/Aaa	8%		9%
AA/Aa	44		39
A	26		29
BBB/Baa	11		11
BB/Ba	4		3
B	2		3
CCC/Caa	—	[2]	—
N/R3	5		6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	5
2018	6
2019	26

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	11

Fund Summary as of April 30, 2015	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 9.71% based on market price and 10.64% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.

•

Positions in lower-rated investment-grade bonds contributed to performance, as did the Fund’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.

•	Exposures to the transportation, health care and utilities sectors were among the top contributors to performance.

•	There were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2015 ($15.28)[1]	6.09%
Tax Equivalent Yield[2]	10.76%
Current Monthly Distribution per Common Share[3]	$0.0775
Current Annualized Distribution per Common Share[3]	$0.9300
Economic Leverage as of April 30, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$15.28	$14.84	2.96%	$16.31	$14.78
Net Asset Value	$16.21	$15.61	3.84%	$16.76	$15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	23%	19%
Health	18	21
State	14	14
County/City/Special District/School District	13	15
Utilities	11	10
Education	9	10
Corporate	7	7
Tobacco	4	3
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	7%	9%
AA/Aa	47	43
A	23	26
BBB/Baa	11	11
BB/Ba	4	2
B	2	3
N/R2	6	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 5% and 6%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	6
2018	7
2019	28

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	13

Fund Summary as of April 30, 2015	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 9.91% based on market price and 9.20% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

In the environment of declining yields, the Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance. Positions in longer-dated bonds in the transportation and utilities sectors were among the top contributors to performance.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income at a time of declining interest rates.

•	There were no material detractors from the Fund’s absolute performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2015 ($13.32)[1]	6.08%
Tax Equivalent Yield[2]	10.74%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of April 30, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$13.32	$12.88	3.42%	$13.97	$12.66
Net Asset Value	$14.57	$14.18	2.75%	$15.09	$14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	34%	33%
County/City/Special District/School District	29	27
Utilities	13	19
Health	9	7
State	8	9
Education	3	2
Housing	2	2
Tobacco	1	1
Corporate	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	5%	6%
AA/Aa	67	67
A	25	25
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	2%
2016	3
2017	—
2018	27
2019	14

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	15

Fund Summary as of April 30, 2015	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 5.20% based on market price and 7.27% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 6.81% based on market price and 7.02% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

In the environment of declining yields, the Fund’s holdings in longer-duration and longer-dated bonds tended to provide the strongest returns. (Duration is a measure of interest-rate sensitivity.) The Fund’s allocations to the tax-backed (states, local and school districts), transportation and health care sectors made positive contributions to performance.

•

At a time in which lower-rated debt outperformed, the Fund’s positions in higher-yielding and lower investment-grade credits generated the best returns. The Fund’s positions in high-quality pre-refunded bonds also made a positive contribution to performance.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income given the decline in prevailing yields.

•	There were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2015 ($14.47)[1]	5.43%
Tax Equivalent Yield[2]	9.59%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Economic Leverage as of April 30, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	APRIL 30, 2015

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$14.47	$14.55	(0.55)%	$15.08	$13.93
Net Asset Value	$15.86	$15.64	1.41%	$16.45	$15.62

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	23%	20%
County/City/Special District/School District	19	24
State	16	16
Utilities	10	8
Corporate	10	7
Education	9	9
Health	9	12
Housing	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15		4/30/14
AAA/Aaa	4%		3%
AA/Aa	50		48
A	35		35
BBB/Baa	7		8
BB/Ba	1		1
B	1		1
CCC/Caa	—	[2]	—
N/R3	2		4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated Investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	6
2018	7
2019	11

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	17

Fund Summary as of April 30, 2015	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2015, the Fund returned 14.52% based on market price and 10.65% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.

•

Positions in lower-rated investment-grade bonds contributed to performance, as did the Fund’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.

•	Exposures to the transportation, health care and utilities sectors were among the top contributors to performance.

•	There were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2015 ($16.26)[1]	6.13%
Tax Equivalent Yield[2]	10.83%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of April 30, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$16.26	$15.16	7.26%	$16.65	$15.09
Net Asset Value	$16.01	$15.45	3.62%	$16.54	$15.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	24%	21%
Health	18	20
State	13	15
Utilities	13	12
County/City/Special District/School District	12	11
Corporate	8	8
Education	6	8
Tobacco	4	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	4/30/15		4/30/14
AAA/Aaa	8%		8%
AA/Aa	49		42
A	21		28
BBB/Baa	11		10
BB/Ba	3		3
B	2		3
CCC/Caa	—	[2]	—
N/R3	6		6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014 the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	4%
2016	3
2017	7
2018	12
2019	23

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2015	19

Schedule of Investments April 30, 2015	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	$895	$899,457
5.25%, 1/01/19	2,000	2,009,960
5.50%, 1/01/21	1,215	1,221,051
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,203,950
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	2,165	2,524,368

		10,858,786
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,305	1,305,183
5.00%, 6/01/32	1,500	1,308,165
5.00%, 6/01/46	4,000	3,141,480

		5,754,828
Arizona — 1.1%
City of Phoenix Arizona IDA, RB:
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35 (a)	305	310,826
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45 (a)	855	857,650
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	532,900
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	454,342
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	570	645,217
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	1,000	1,144,390
City of Phoenix Arizona IDA, Refunding RB, Legacy Traditional School Projects (a):
5.00%, 7/01/35	320	320,992
5.00%, 7/01/45	255	252,629
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	720	700,790
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	602,915

		5,822,651
California — 5.1%
California Municipal Finance Authority, Urban Discovery Academy Project (a):
5.50%, 8/01/34	315	327,710
6.00%, 8/01/44	665	697,146
6.13%, 8/01/49	580	608,751
Municipal Bonds	Par (000)	Value
California (concluded)
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,829,097
Value Schools, 6.65%, 7/01/33	435	487,043
Value Schools, 6.90%, 7/01/43	975	1,103,359
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,445,353
Loma Linda University Medical Center, 5.50%, 12/01/54	2,390	2,633,015
California Statewide Financing Authority, RB, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,650,198
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,097,658
6.50%, 5/01/42	2,220	2,685,556
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	451,448
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,286,332
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	5,020	4,335,222
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,000	2,000,040

		25,637,928
Colorado — 1.7%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	499,965
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,985	6,383,661
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,713,465

		8,597,091
Connecticut — 1.0%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45	755	736,464
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,420	1,425,737
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,755	2,754,890

		4,917,091

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	PSF-GTD	Public School Fund Guaranteed
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corp.	HRB	Housing Revenue Bonds	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
COP	Certificates of Participation	IDB	Industrial Development Board	Syncora	Syncora Guarantee
EDA	Economic Development Authority	ISD	Independent School District

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Delaware — 0.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,000	$1,151,050
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	1,665	1,666,515
7.50%, 1/01/39	1,615	1,616,147
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,055	1,331,927

		4,614,589
Florida — 10.2%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,570	1,628,922
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/44	515	549,000
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/49	1,105	1,177,223
Faulk Senior Services, 6.75%, 12/01/44	355	358,511
Faulk Senior Services, 6.75%, 12/01/49	670	669,229
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 4.00%, 5/01/45	200	192,222
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	2,510	2,885,521
County of Miami-Dade IDA, RB, Series A:
5.00%, 6/01/35	1,460	1,534,329
5.00%, 6/01/40	2,000	2,085,220
5.00%, 6/01/48	1,460	1,513,816
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,844,225
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	692,863
6.00%, 6/15/34	835	839,592
6.13%, 6/15/44	3,220	3,208,859
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,970	2,043,934
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	411,373
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	4,500	4,510,800
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	720	788,508
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,873,342
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	4,550	5,975,879
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	845	891,720
Series B, 5.00%, 5/01/37	495	522,369
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	568,370
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	4,539	1,974,567
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	835	836,094
Municipal Bonds	Par (000)	Value
Florida (concluded)
Tolomato Community Development District (c)(d):
Series 1, 6.65%, 5/01/40	50	51,228
Series 3, 6.65%, 5/01/40	710	7
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (e)	250	183,143
Convertible CAB, Series A3, 0.00%, 5/01/40 (e)	585	349,204
Convertible CAB, Series A4, 0.00%, 5/01/40 (e)	305	134,786
0.00%, 5/01/40 (e)	2,110	1,221,786
6.61%, 5/01/40 (c)(d)	875	9
Series A1, 6.65%, 5/01/40	910	926,071
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,660	2,056,209
7.00%, 5/01/41	2,735	3,404,473
5.50%, 5/01/42	1,260	1,455,905

		51,359,309
Georgia — 2.0%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,042,493
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,745	2,890,760
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,200,092
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	799,281
6.63%, 11/15/39	880	1,002,654

		9,935,280
Guam — 1.3%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	1,450	1,631,061
5.50%, 7/01/43	2,415	2,761,021
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	677,404
7.00%, 11/15/39	1,115	1,338,636

		6,408,122
Illinois — 4.2%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,450	3,339,428
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (c)(d)(f)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (c)(d)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,299,600
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,523,156
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,182,626
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	380,856
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	887,210
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,507,603

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$180	$210,688
6.00%, 6/01/28	710	836,274
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,794	1,827,602
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,345	1,345,551

		21,340,637
Indiana — 1.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	1,002,391
7.00%, 1/01/44	2,000	2,444,800
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	500,597
5.00%, 7/01/48	1,555	1,654,007

		5,601,795
Iowa — 3.4%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	4,090	4,364,725
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,442,791
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,372,832
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,168,827
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,143,192
Asset-Backed, Series C, 5.63%, 6/01/46	1,565	1,388,750
Series C, 5.38%, 6/01/38	4,900	4,314,303

		17,195,420
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, 1st Tier, Series A, 5.75%, 7/01/49	4,000	4,534,520
Louisiana — 3.0%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,055	1,072,228
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,543,550
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,083,833
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,314,765

		15,014,376
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,376,088
Maryland — 2.5%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,213,772
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,893,933
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	5,305,130

		12,412,835
Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	3,360	3,212,261
Boston Medical Center, Series D, 5.00%, 7/01/44	5,905	6,287,349
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,160,095
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,020	2,193,397
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,747,010

		14,600,112
Michigan — 0.9%
City of Detroit Michigan, GO, Financial Recovery (e)(g):
Series B-1, 4.00%, 4/01/44	315	187,728
Series B-2, 4.00%, 4/01/44	100	61,343
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	2,991,007
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	428,595
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	968,594

		4,637,267
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,092,627
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.13%, 12/01/44	940	961,582

		3,054,209
Missouri — 1.0%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,657,666
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,292,663

		4,950,329
New Jersey — 4.5%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	1,065	1,130,434
New Jersey EDA, RB:
AMT, ACR Energy Partners, Series A, 10.50%, 6/01/32 (a)(c)(d)	1,940	562,600
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,730,960
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,731,669
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,383,301
New Jersey EDA, Refunding RB, Series A, 6.00%, 8/01/49 (a)	500	515,520
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, 4.25%, 7/01/44	1,030	1,030,721

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	$2,650	$3,010,241
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,555,851
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.63%, 6/01/26	2,000	1,923,500
5.00%, 6/01/29	3,735	3,195,180

		22,769,977
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	2,976,712
New York — 8.6%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (g)	1,765	1,918,484
British Airways PLC Project, 7.63%, 12/01/32	4,130	4,155,606
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1:
6.50%, 7/01/24	610	612,440
6.63%, 7/01/29	1,100	1,104,631
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	5,400	5,491,368
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	4,181,521
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	5,000	5,005,950
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,452	1,607,066
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,373,400
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,447,546
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	6,670	6,947,272
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	455	495,217
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,080	1,184,684
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	1,565	1,892,461
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,335	1,383,447
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,576,188
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,500	2,306,975

		43,684,256
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	5,048,799
Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A (concluded):
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,143,320
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,605,452

		7,797,571
North Dakota — 0.4%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	2,155	2,247,191
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	6,745	5,475,389
6.00%, 6/01/42	3,040	2,535,785
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	845	886,853

		8,898,027
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,374,361
Oregon — 0.7%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront:
5.40%, 10/01/44	1,245	1,370,371
5.50%, 10/01/49	1,765	1,953,202

		3,323,573
Pennsylvania — 4.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	4,170	4,414,654
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,137,460
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,814,791
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,215,738
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,869,012
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,110	2,302,917
Pennsylvania Economic Development Financing Authority, RB, Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/38	300	323,982
5.00%, 6/30/42	320	345,581
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	2,710	2,782,818

		22,206,953
Puerto Rico — 0.9%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	6,000	4,687,320

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Rhode Island — 1.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (c)(d)	$4,190	$1,043,268
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	980	1,036,448
Series B, 4.50%, 6/01/45	2,805	2,750,471

		4,830,187
Texas — 10.6%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (c)(d)	5,080	330,200
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (f)	1,000	581,880
CAB, 0.00%, 1/01/29 (f)	2,000	1,109,120
CAB, 0.00%, 1/01/30 (f)	1,170	619,655
CAB, 0.00%, 1/01/33 (f)	3,690	1,663,526
CAB, 0.00%, 1/01/34 (f)	4,000	1,692,640
Senior Lien, 6.25%, 1/01/46	2,210	2,573,655
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38	2,890	3,369,682
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	910	965,019
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,064,252
5.75%, 8/15/41	720	811,166
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,724,029
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	547,932
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,388,138
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,987,712
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,153,926
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project:
5.00%, 10/01/44	435	459,399
5.00%, 10/01/49	865	912,878
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,343,248
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	860	1,034,116
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	822,255
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,392,783
6.00%, 4/01/45	1,845	2,124,370
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,754,240
North Texas Tollway Authority, Refunding RB, Series A:
5.00%, 1/01/35	240	264,746
5.00%, 1/01/38	370	404,688
Red River Health Facilities Development Corp., 1st MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,708,967
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	922,527
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,775	4,557,784
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,557,880

		53,842,413
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,123,991
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	807,653
Virginia — 3.0%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,570,550
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	510	510,357
5.00%, 3/01/45	520	512,824
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,708,507
6.88%, 3/01/36	1,300	1,493,830
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A:
5.00%, 7/01/35	130	137,976
5.00%, 7/01/45	375	393,833
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	6,805	7,858,754

		15,186,631
Washington — 0.6%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,598,550
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,570,752

		3,169,302
Wisconsin — 0.4%
Public Finance Authority, RB, Rose Villa Project, Series A, 5.75%, 11/15/44	430	454,725
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	425	497,173
7.63%, 9/15/39	855	1,009,037

		1,960,935
Total Municipal Bonds — 88.0%		444,661,366

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,475	12,779,707

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Florida — 3.3%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	$15,000	$16,588,800
Illinois — 3.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (i)	6,510	6,701,915
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,546,785

		15,248,700
New York — 11.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	15,790,033
Series HH, 5.00%, 6/15/31 (i)	8,609	9,845,578
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	4,520	5,198,709
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,105	20,722,621
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,600	7,636,794

		59,193,735
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,741,727
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.3%		112,552,669
Total Long-Term Investments (Cost — $526,023,352) — 110.3%		557,214,035

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	961,095	961,095
Total Short-Term Securities (Cost — $961,095) — 0.2%		961,095
Total Investments (Cost — $526,984,447) — 110.5%		558,175,130
Other Assets Less Liabilities — 1.6%		8,247,790
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.1%)		(61,081,994)

Net Assets Applicable to Common Shares — 100.0%		$505,340,926

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Zero-coupon bond.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from May 31, 2015 to November 15, 2019, is $16,357,042.

(j)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	259,703	701,392	961,095	$2,325

(k)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(197)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$25,289,875	$(354,299)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

•	As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$557,214,035	—	$557,214,035
Short-Term Securities	$961,095	—	—	961,095

Total	$961,095	$557,214,035	—	$558,175,130

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(354,299)	—	—	$(354,299)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$280,000	—	—	$280,000
Liabilities:
TOB Trust Certificates	—	$(61,065,965)	—	(61,065,965)

Total	$280,000	$(61,065,965)	—	$(60,785,965)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,763,695
4.75%, 1/01/25	2,200	2,210,956

		4,974,651
Alaska — 0.8%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	401,732
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,132,896
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	1,200	1,434,317

		2,968,945
Arizona — 1.3%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,312,051
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	3,025,377
5.00%, 10/01/29	400	445,824

		4,783,252
Arkansas — 0.1%
County Pulaski Public Facilities Board, RB, 5.00%, 12/01/42	390	433,586
California — 19.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	11,163,778
5.45%, 10/01/25	3,700	4,059,973
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,998,300
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (b)	2,400	832,416
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	635,437
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,427,952
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,222,522
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	2,142,540
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,635,444
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,562,809
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	972,213
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	1,500	1,616,475
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,638,384
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/40	1,490	1,649,132
Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,300	1,423,110
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	2,500	1,693,150
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (b)	3,750	1,521,450
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (b)	5,000	1,897,400
San Diego California Unified School District, GO (b):
Election of 2008, Series C, 0.00%, 7/01/38	1,600	608,000
Election of 2008, Series G, 0.00%, 7/01/34	650	267,586
Election of 2008, Series G, 0.00%, 7/01/35	690	266,375
Election of 2008, Series G, 0.00%, 7/01/36	1,035	375,995
Election of 2008, Series G, 0.00%, 7/01/37	690	235,952
San Diego California Unified School District, GO, Refunding, CAB, Series R-1 (b):
0.00%, 7/01/30	5,000	2,820,500
Election of 2008, 0.00%, 7/01/31	1,280	683,277
San Diego Community College District California, GO, CAB, Election of 2006 (b):
0.00%, 8/01/31	2,145	1,025,525
0.00%, 8/01/32	2,680	1,197,451
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	792,309
5.00%, 8/01/38	600	671,724
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (b)	12,740	7,573,675
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	1,000	1,120,310
State of California Public Works Board, LRB, Judicial Council Projects, Series A, 5.00%, 3/01/38	710	786,510
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (b)	5,500	2,208,800
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,547,462

		70,273,936
Colorado — 1.5%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,293,560
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,770	3,083,038

		5,376,598
District of Columbia — 1.5%
District of Columbia Ballpark Revenue, RB, Series B-1, National IBC (NPFGC), 5.00%, 2/01/31	5,480	5,619,521
Florida — 9.1%
City of Lakeland Florida, RB, Regional Health, 5.00%, 11/15/40	1,600	1,728,480
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	850	948,694
County of Collier Florida School Board, COP (AGM), 5.00%, 2/15/16 (a)	3,000	3,112,800
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,816,257

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	$1,450	$1,694,339
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,489,951
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,115,558
5.38%, 10/01/32	3,160	3,471,228
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,584,184
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,025	2,443,851
Series B, AMT, 6.00%, 10/01/30	640	778,714
Series B, AMT, 6.25%, 10/01/38	415	509,828
Series B, AMT, 6.00%, 10/01/42	660	794,891
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	210,444
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,285,820
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	306,853
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,313,820
5.38%, 10/01/29	1,050	1,221,875
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,065,660

		32,893,247
Georgia — 3.6%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,249,820
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	574,665
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,216,905
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	190	209,220
5.00%, 4/01/33	140	153,381
5.00%, 4/01/44	625	676,844

		13,080,835
Illinois — 20.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,110	5,823,356
Series B-2, AMT (Syncora), 6.00%, 1/01/29 (a)	1,460	1,466,322
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/33	2,700	2,709,126
5.00%, 1/01/34	5,750	5,586,470
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	400	397,060
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,425	3,625,636
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	550	590,013
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	1,014,858
Sales Tax Receipts, 5.25%, 12/01/36	595	658,338
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	312,873
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	760,695
6.00%, 8/15/41	1,000	1,178,950
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	700	665,154
5.00%, 8/15/44	700	753,032
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,125	2,126,148
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/17 (a)	1,000	1,079,810
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,490	12,687,342
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,403,992
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (b):
0.00%, 12/15/26	5,000	3,262,700
0.00%, 12/15/33	9,950	4,391,532
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
4.25%, 6/15/42	1,070	1,072,910
CAB (AGM), 0.00%, 6/15/44 (b)	3,450	876,576
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	795,049
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	6,455	7,507,681
State of Illinois, GO:
5.25%, 2/01/33	830	884,456
5.50%, 7/01/33	820	905,551
5.25%, 2/01/34	830	882,597
5.50%, 7/01/38	445	489,473
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	1,003,093

		73,910,793
Indiana — 1.5%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,260,336
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	890	951,775
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	548,527
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	675,216
5.50%, 1/01/38	1,825	2,071,338

		5,507,192
Iowa — 3.5%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	5,725	6,519,286

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	$2,725	$2,948,123
5.70%, 12/01/27	1,235	1,328,329
5.80%, 12/01/29	835	897,024
5.85%, 12/01/30	870	935,337

		12,628,099
Louisiana — 1.2%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,437,013
New Orleans Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,795	3,047,612

		4,484,625
Massachusetts — 1.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,150	1,193,769
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,280	1,438,349
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,735,942

		5,368,060
Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,768,575
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	400	438,564
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,985,889
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	167,842
Series I-A, 5.38%, 10/15/41	700	808,472
Series II-A (AGM), 5.25%, 10/15/36	900	1,005,759
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	790	835,607
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	380	420,876

		8,431,584
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,905,725
Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 9/01/32	5,000	5,546,150
5.25%, 9/01/37	750	838,868

		6,385,018
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	980,067
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	560,120
(AGM), 5.25%, 7/01/39	3,800	4,275,570
Municipal Bonds	Par (000)	Value
Nevada (concluded)
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	75,736

		5,891,493
New Jersey — 10.2%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,182,500
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,943,520
Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	685	754,390
5.38%, 1/01/43	895	989,816
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	1,975	2,314,068
School Facilities Construction (AGC), 6.00%, 12/15/34	25	28,788
School Facilities Construction, Series UU, 5.00%, 6/15/34	570	602,028
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,420	1,477,979
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/26	795	873,943
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	664,164
5.75%, 12/01/27	3,870	4,304,911
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,230	1,256,064
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,562,463
Transportation Program, Series AA, 5.00%, 6/15/38	1,760	1,835,891
Transportation Program, Series AA, 5.50%, 6/15/39	1,150	1,251,959
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	4,360	2,181,875
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,191,000
Transportation System, Series B, 5.00%, 6/15/42	3,500	3,615,290

		37,030,649
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,615,380
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,832,928
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,150,345
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,713,056
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	1,500	1,638,390

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	$700	$805,175
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	4,746,800
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,386,660
State of New York HFA, RB, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,568,275

		19,457,009
Ohio — 1.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	660,094
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (b)	10,000	3,873,500

		4,533,594
Pennsylvania — 5.0%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,737,904
Pennsylvania Economic Development Financing Authority, RB, AMT:
Pennsylvania Bridges Finco LP, 5.00%, 12/31/34 (d)	7,290	7,927,292
Rapid Bridge Replacement Project, 5.00%, 12/31/38	1,305	1,409,321
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,125	4,568,974
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	691,424
Series C, 5.50%, 12/01/33	555	653,806
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	679,955
Philadelphia School District, GO:
Series E, 6.00%, 9/01/18 (a)	5	5,810
Series E, 6.00%, 9/01/38	395	447,555

		18,122,041
South Carolina — 6.9%
Charleston Educational Excellence Finance Corp., RB (AGC) (a):
5.25%, 12/01/15	3,120	3,211,510
5.25%, 12/01/15	2,765	2,846,097
5.25%, 12/01/15	1,010	1,039,623
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	139,319
South Carolina State Public Service Authority, Refunding RB, Series A:
5.50%, 1/01/19 (a)	80	92,342
5.50%, 1/01/38	920	1,038,579
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,378,900
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	8,725	9,956,185
Series E, 5.50%, 12/01/53	745	848,272
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,302,955

		24,853,782
Tennessee — 1.9%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	865	1,008,702
Municipal Bonds	Par (000)	Value
Tennessee (concluded)
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,813,650

		6,822,352
Texas — 14.0%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	1,465	1,606,270
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,487,765
5.38%, 11/15/38	1,350	1,535,287
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	639,693
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,130	821,818
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	861,578
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,121,012
Series D, 5.00%, 11/01/42	1,500	1,601,070
Series H, 5.00%, 11/01/32	3,000	3,272,430
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,122,761
Leander Independent School District, GO, CAB, Refunding, Series D, 0.00%, 8/15/38 (b)	3,420	1,235,236
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,725	1,857,704
North Texas Tollway Authority, RB, Series B, 0.00%, 9/01/43 (b)	9,000	2,007,900
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 6.00%, 1/01/28	2,795	3,244,520
Series A (NPFGC), 5.75%, 1/01/40	1,600	1,771,920
Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,588,021
Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,305,970
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
0.00%, 9/15/35	4,990	1,972,148
0.00%, 9/15/36	11,525	4,295,828
0.00%, 9/15/37	8,245	2,890,285
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,190	1,303,502
5.00%, 12/15/32	1,000	1,091,190
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,750	4,106,512

		50,740,420
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,737,456
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	575,951
5.25%, 10/01/39	625	696,119

		3,009,526

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,375	$1,529,193
Total Municipal Bonds — 119.1%		432,015,726

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,346,112
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,631,085

		2,977,197
California — 2.0%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	3,088,752
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,500	2,736,750
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	465,787
University of California, RB, Series O, 5.75%, 5/15/19 (a)	840	996,399

		7,287,688
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	1,025,284
5.00%, 2/01/41	7,001	7,498,806

		8,524,090
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,174,078
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18 (a)(f)	1,780	2,074,182
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,819,735

		6,067,995
Florida — 11.3%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (f)	4,000	4,321,440
5.00%, 10/01/37	7,500	8,102,700
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,968,544
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,890,600
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	4,621	5,227,386
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/16 (a)	2,000	2,116,080
(AGC), 5.50%, 8/01/34	3,544	3,974,630
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (concluded)
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,349	1,466,174

		41,067,554
Illinois — 3.2%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	2,138,100
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	260	275,854
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	4,399	4,917,128
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	1,880	2,061,677
Series A, 5.00%, 1/01/38	2,138	2,349,292

		11,742,051
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	5,400	5,651,532
Michigan — 2.3%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,550	8,374,687
Nevada — 3.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,778	4,346,834
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,138,902
5.50%, 7/01/29	4,499	5,222,359

		11,708,095
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	1,939,656
New York — 4.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,435,453
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,324,921
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	1,894,837
Metropolitan Transportation Authority New York, RB, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,977,141
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	2,500	2,573,925
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,469,767

		17,676,044
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	652,558
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,275	1,439,335

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas — 1.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	$2,200	$2,347,906
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(f)	1,600	1,742,864

		4,090,770
Utah — 1.6%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (a)	5,000	5,615,100
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	394,888
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,354,471
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, 5.00%, 10/01/38	2,880	3,342,211

		7,696,682
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,171,189
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group (concluded):
Series C, 5.25%, 4/01/39 (f)	1,430	1,562,007

		3,733,196
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.4%		146,639,118
Total Long-Term Investments (Cost — $526,294,866) — 159.5%		578,654,844

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	1,577,185	1,577,185
Total Short-Term Securities (Cost — $1,577,185) — 0.5%		1,577,185
Total Investments (Cost — $527,872,051) — 160.0%		580,232,029
Other Assets Less Liabilities — 0.3%		1,082,115
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.0%)		(76,111,580)
VRDP Shares, at Liquidation Value — (39.3%)		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$362,702,564

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Citigroup Global Markets, Inc.	$6,307,036	$(28,169)

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $14,901,727.

(g)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	3,108,476	(1,531,291)	1,577,185	$2,056

(h)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(75)	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$9,009,961	$(81,554)
(259)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	33,249,125	(292,718)
Total					$(374,272)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$578,654,844	—	$578,654,844
Short-Term Securities	$1,577,185	—	—	1,577,185

Total	$1,577,185	$578,654,844	—	$580,232,029

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(374,272)	—	—	$(374,272)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$439,000	—	—	$439,000
Liabilities:
TOB Trust Certificates	—	$(76,093,825)	—	(76,093,825)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$439,000	$(218,593,825)	—	$(218,154,825)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	33

Schedule of Investments April 30, 2015	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,572,659
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	619,174
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,198,869
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,122,550
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,850,385

		9,363,637
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,303,714
Arizona — 2.6%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,715	1,613,626
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,269,820
5.00%, 12/01/37	2,360	2,678,341

		6,561,787
California — 12.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,767,670
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,627,966
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	990,762
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	114,584
5.25%, 8/15/49	265	288,649
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,025	1,105,842
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,510	1,669,758
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	628,254
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	307,813
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (b)	2,405	1,984,606
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	3,475	2,096,016
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (c)	3,490	3,702,122
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,978,212
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	613,646
Sub-Series I-1, 6.38%, 11/01/34	820	997,481
Municipal Bonds	Par (000)	Value
California (concluded)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	$2,040	$2,040,041

		30,913,422
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,555,933
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	115	121,885
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	814,214
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,627,792
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	1,250	1,454,037

		5,573,861
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	2,515	2,862,548
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	909,330
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,647,436

		3,556,766
District of Columbia — 3.7%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,615,729
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	505	550,849
1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,643,607
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	13,485	5,360,827

		9,171,012
Florida — 5.0%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,686,624
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	610	667,255
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	750	837,082
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (b)	910	276,676
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,976,530
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	2,095	2,751,531
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	605	508,460
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,505	1,683,869

		12,388,027

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	$370	$425,252
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	671,808
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,710,648

		3,807,708
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,074,446
Illinois — 17.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,279,200
Series C, 6.50%, 1/01/41	4,055	4,909,632
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/35	2,000	1,924,740
Project, 5.25%, 1/01/32	2,195	2,210,036
Project, 5.00%, 1/01/34	2,230	2,166,579
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	570	618,957
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	903,870
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,210	3,107,120
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	805,898
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,082,450
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	639,744
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,286,398
Illinois State Toll Highway Authority, RB, Senior:
Series A, 5.00%, 1/01/38	1,610	1,785,989
Series C, 5.00%, 1/01/36	1,870	2,093,446
Series C, 5.00%, 1/01/37	2,000	2,233,760
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	13,220	2,862,394
Series B (AGM), 5.00%, 6/15/50	3,070	3,205,725
Series B-2, 5.00%, 6/15/50	1,740	1,799,456
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	368,704
6.00%, 6/01/28	800	942,280
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,137,741
Series A, 5.00%, 4/01/38	2,625	2,709,761
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	491,863
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	580	642,866
5.00%, 4/01/44	705	780,280

		42,988,889
Indiana — 4.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	680,411
7.00%, 1/01/44	1,355	1,656,352
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$2,275	$2,606,604
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	330,181
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,095,580
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	653,902
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,475,903
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	891,250
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	972,215

		10,362,398
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	665	718,313
5.50%, 12/01/22	1,630	1,739,487
5.25%, 12/01/25	320	356,938
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	960	1,023,725
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,535,167

		5,373,630
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,752,697
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	777,847
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/23 (d)	865	599,722

		1,377,569
Louisiana — 3.5%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	570	653,619
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,880,485
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	456,423
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	796,397
5.25%, 5/15/31	600	674,082
5.25%, 5/15/32	765	873,515
5.25%, 5/15/33	830	927,625
5.25%, 5/15/35	350	396,799

		8,658,945
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	228,953

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$323,148
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	820	909,134
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,703,297

		2,935,579
Massachusetts — 2.5%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,370,879
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,575	1,626,565
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	286,049
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,901,392

		6,184,885
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	3,085	3,313,197
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,071,147
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	663,277
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,368,083

		7,415,704
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,502,946
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	764,444
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	194,432
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	191,447

		385,879
Nebraska — 0.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	643,132
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	685	774,899

		1,418,031
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,526,124
Municipal Bonds	Par (000)	Value
New Jersey — 5.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	$735	$780,158
5.25%, 11/01/44	575	613,548
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,551,437
5.25%, 9/15/29	1,365	1,495,480
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,806,122
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,925	2,114,285
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	2,505	2,603,472
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,725,413
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,796,951

		14,486,866
New York — 9.7%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,509,300
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,560	1,755,452
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,300	1,321,996
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	3,800	3,804,522
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	1,090	1,232,027
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	264	291,913
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,641,255
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,970,243
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,983,304
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	968,830
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,930	3,051,800
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	245	266,656
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	605	663,643
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,058,634
6.00%, 12/01/42	875	1,029,228
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,700	1,568,743

		24,117,546

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$970	$1,087,302
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	469,199

		1,556,501
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	518,142
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	608,727

		1,126,869
Oklahoma — 0.3%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	838,568
Pennsylvania — 2.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	885	938,082
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,909,063
Rapid Bridge Replacement Project, 5.00%, 12/31/38	425	458,975
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	1,105	1,134,691
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	885,900

		6,326,711
Rhode Island — 0.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,900	1,863,064
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,537,744
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,790	3,183,697

		5,721,441
Tennessee — 2.0%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,081,263
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,460	1,459,840
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	2,250	2,354,085

		4,895,188
Texas — 8.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,723,534
Sub-Lien, 5.00%, 1/01/33	250	271,603
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	$440	$484,141
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,674,300
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,205,767
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,198,625
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	374,900
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,910	2,318,740
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	450	541,107
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,400	498,274
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (c)	4,190	4,352,488
Series A, 5.00%, 1/01/35	830	915,581
Series A, 5.00%, 1/01/38	660	721,875
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,414,720
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,016,132

		20,711,787
Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	375	379,819
Virginia — 2.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,028,220
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	642,000
Residential Care Facility, 5.00%, 7/01/47	970	994,376
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	603,405
6.00%, 1/01/37	3,180	3,672,423

		6,940,424
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,885,569
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,827,795
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,901,760

		7,729,555
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	223,824
Total Municipal Bonds — 113.1%		281,257,333

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	$2,270	$2,669,084
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,845	2,066,400
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	6,600	7,479,450
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,122	4,681,925
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,620	1,773,414
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	862,568

		19,532,841
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,742,592
Series C-7, 5.00%, 9/01/36	1,650	1,754,825
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,490	1,697,415

		6,194,832
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,416,077
Series X-3, 4.85%, 7/01/37	3,262	3,500,691

		6,916,768
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,495,642
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,499,550
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	5,034,681
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,409	1,600,087
New York — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,276,104
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,110	1,276,674
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,515,675
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	4,460	5,160,622

		16,229,075
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	$1,080	$1,201,349
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,831,682
Texas — 4.8%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,907,325
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	4,624	5,170,481
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,608,664
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,040	2,328,765

		12,015,235
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,518	2,765,563
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,147,730
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,340,417

		6,488,147
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,022,301
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (f)	3,959	4,325,559
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.1%		102,153,312
Total Long-Term Investments (Cost — $346,121,595) — 154.2%		383,410,645

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	1,340,347	1,340,347
Total Short-Term Securities (Cost — $1,340,347) — 0.5%		1,340,347
Total Investments (Cost — $347,461,942) — 154.7%		384,750,992
Other Assets Less Liabilities — 1.8%		4,388,864
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8%)		(56,794,134)
VMTP Shares, at Liquidation Value — (33.7%)		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$248,645,722

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $11,665,091.

(g)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	804,766	535,581	1,340,347	$1,766

(h)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(133)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$17,073,875	$(226,222)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$383,410,645	—	$383,410,645
Short-Term Securities	$1,340,347	—	—	1,340,347

Total	$1,340,347	$383,410,645	—	$384,750,992

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(226,222)	—	—	$(226,222)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$189,000	—	—	$189,000
Liabilities:
TOB Trust Certificates	—	$(56,783,700)	—	(56,783,700)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$189,000	$(140,483,700)	—	$(140,294,700)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,467,181
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,104,781

		5,571,962
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,303,714
California — 16.6%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (a)	2,000	1,806,180
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,282,427
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,893,330
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	503,874
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	87,302
5.25%, 8/15/49	195	212,402
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	730	787,575
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,090	1,205,322
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	452,796
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	223,315
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (a)	2,525	1,523,004
San Marino Unified School District, GO, Series A (NPFGC) (a):
0.00%, 7/01/18	1,945	1,857,942
0.00%, 7/01/19	2,070	1,937,727
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B, 5.50%, 7/01/16 (c)	3,520	3,733,946
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,517,127
6.50%, 4/01/33	7,325	8,732,426
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	451,867
Sub-Series I-1, 6.38%, 11/01/34	600	729,864
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,520	1,520,030

		30,458,456
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,128,185
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	584,858
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	920	1,070,172

		2,783,215
Municipal Bonds	Par (000)	Value
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	656,099
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,233,434

		2,889,533
District of Columbia — 3.1%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	278,151
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,118,100
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (a)	10,170	4,318,284

		5,714,535
Florida — 4.6%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,395	1,395,223
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,951,337
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	545	608,280
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	445	486,768
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (a)	695	211,308
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,525	2,002,904
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	460	386,598
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,220	1,364,997

		8,407,415
Georgia — 0.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	310,319
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	482,324
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	740	832,315

		1,624,958
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	773,146
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,940
Illinois — 18.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,500	2,849,000
Series C, 6.50%, 1/01/41	2,935	3,553,581
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,615	1,569,069
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,305,686
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	410	445,215
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	600	602,580
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,350	1,306,732

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$530	$585,104
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,645	3,945,530
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	468,384
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	800	922,976
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,516,909
Senior, Series C, 5.00%, 1/01/37	1,450	1,619,476
Series A, 5.00%, 1/01/38	1,165	1,292,346
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (a)	9,555	2,068,849
Series B (AGM), 5.00%, 6/15/50	2,230	2,328,588
Series B-2, 5.00%, 6/15/50	1,260	1,303,054
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	269,213
6.00%, 6/01/28	500	588,925
State of Illinois, GO:
5.00%, 2/01/39	810	837,791
Series A, 5.00%, 4/01/38	1,920	1,981,997
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	352,129
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	471,066
5.00%, 4/01/44	520	575,526

		33,759,726
Indiana — 4.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	504,233
7.00%, 1/01/44	1,000	1,222,400
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,901,961
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	239,647
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	787,116
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	469,468
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,884,615
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	649,750
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	707,066

		8,366,256
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	485	523,882
5.50%, 12/01/22	1,175	1,253,925
5.25%, 12/01/25	230	256,549
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	850	906,423
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,270	1,126,973

		4,067,752
Municipal Bonds	Par (000)	Value
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,274,164
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	573,732
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	635	440,258

		1,013,990
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	420	481,614
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,771,775
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	329,050
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	580,232
5.25%, 5/15/31	435	488,709
5.25%, 5/15/32	555	633,727
5.25%, 5/15/33	600	670,572
5.25%, 5/15/35	255	289,096

		6,244,775
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	163,538
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	236,975
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	605	670,764
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,227,046

		2,134,785
Massachusetts — 3.1%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	994,328
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,155	1,192,815
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	403,834
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,101,008
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	970	1,023,214

		5,715,199
Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,400,323
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	773,918
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	479,033

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	$1,520	$1,709,969

		5,363,243
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,805,404
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	138,880
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	142,217

		281,097
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,777,585
New Jersey — 4.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	562,563
5.25%, 11/01/44	415	442,822
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,144,322
5.25%, 9/15/29	990	1,084,634
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,310,895
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,810	1,881,151
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,122,887
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,301,604

		8,850,878
New York — 8.1%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	832,715
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,000	1,016,920
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	2,800	2,803,332
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	292	323,558
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,188,495
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,441,782
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,447,584
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	615	700,977
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,650	1,718,590
Municipal Bonds	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB (concluded):
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	175	190,468
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	440	482,649
Port Authority of New York & New Jersey, JFK International Air Terminal LLC Project, ARB, Special Project, Series 8:
6.00%, 12/01/36	650	764,569
6.00%, 12/01/42	630	741,044
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,200	1,107,348

		14,760,031
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	790,256
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	344,833

		1,135,089
Ohio — 0.4%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	385,850
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	440,803

		826,653
Pennsylvania — 2.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	645	683,687
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,112,534
AMT, Rapid Bridge Replacement Project, 5.00%, 12/31/38	310	334,781
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	800	821,496
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	651,889

		4,604,387
Rhode Island — 0.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,375	1,348,270
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,832,507
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,327,864

		4,160,371
Tennessee — 2.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	794,398
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	1,225	1,227,952

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee (concluded)
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	$2,500	$2,615,650

		4,638,000
Texas — 7.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,246,068
Sub-Lien, 5.00%, 1/01/33	180	195,554
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	320	352,102
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	599,312
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	276,850
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,675,320
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/40	2,525	785,629
0.00%, 9/15/41	1,395	410,897
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	320	384,787
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Stephenville III, LLC., 5.00%, 4/01/35	145	155,788
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (a)	1,015	361,249
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16	3,020	3,137,116
Series A, 5.00%, 1/01/35	600	661,866
Series A, 5.00%, 1/01/38	480	525,000
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,406,574
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,541,748

		13,715,860
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Development & Mental Health, 6.50%, 6/15/32	80	80,934
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,570,550
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	438,840
6.00%, 1/01/37	2,325	2,685,026

		5,694,416
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,386,618
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,236,269
Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,373,493

		5,609,762
Total Municipal Bonds — 109.3%		200,309,657

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 7.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,640	1,928,325
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,335	1,495,200
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	5,405,602
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,968	3,370,986
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,170	1,280,799
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	638,301

		14,119,213
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,870	1,987,848
Series C-7, 5.00%, 9/01/36	1,200	1,276,236
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,080	1,230,341

		4,494,425
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,299	2,470,747
Series X-3, 4.85%, 7/01/37	2,362	2,534,243

		5,004,990
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,240,514
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,824,892
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,591,406
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,019	1,157,510
New York — 8.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	931,211

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$3,299	$3,691,569
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	810	931,627
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,180,732
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	3,250	3,760,542

		15,495,681
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	889,888
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,833,176
Texas — 5.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,397,227
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	3,363	3,760,350
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,898,220
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,800	2,054,792

		9,110,589
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,394	1,530,937
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,019,547
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,734,936

		4,754,483
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,484,108
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (f)	2,859	3,124,015
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4%		77,655,827
Total Long-Term Investments (Cost — $250,374,330) — 151.7%		277,965,484

Short-Term Securities — 0.4%	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	681,480	681,480
Total Short-Term Securities (Cost — $681,480) — 0.4%		681,480
Total Investments (Cost — $251,055,810) — 152.1%		278,646,964
Other Assets Less Liabilities — 1.7%		3,143,954
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.8%)		(43,576,649)
VMTP Shares, at Liquidation Value — (30.0%)		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$183,214,269

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $8,457,544.

(g)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	944,029	(262,549)	681,480	$855

(h)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(92)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$11,810,500	$(158,235)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	45

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$277,965,484	—	$277,965,484
Short-Term Securities	$681,480	—	—	681,480

Total	$681,480	$277,965,484	—	$278,646,964

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(158,235)	—	—	$(158,235)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$131,000	—	—	$131,000
Liabilities:
Bank overdraft	—	$(36,043)	—	(36,043)
TOB Trust Certificates	—	(43,568,059)	—	(43,568,059)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$131,000	$(98,604,102)	—	$(98,473,102)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,695,880
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	639,371

		3,335,251
California — 27.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,252,677
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,066,537
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,511,414
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,085	1,280,387
5.25%, 5/01/33	850	965,107
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,710,704
5.75%, 3/01/34	2,180	2,493,440
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,820,824
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,355,213
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	1,850	2,120,322
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,420	1,680,002
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,165,060
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,753,243
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	2,017,173
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,554,754
San Pablo Joint Powers Financing Authority, Refunding, Tax Allocation Bonds, CAB (NPFGC) (b):
0.00%, 12/01/24	2,635	1,577,127
0.00%, 12/01/25	2,355	1,334,767
0.00%, 12/01/26	2,355	1,255,003
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (a)	3,150	3,341,457
State of California, GO, Various Purpose, 5.00%, 4/01/43	4,500	5,035,860
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	848,576
Various Capital Projects, Series I, 5.50%, 11/01/30	1,500	1,803,300
Various Capital Projects, Series I, 5.50%, 11/01/31	2,465	2,949,003
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	640,667
Municipal Bonds	Par (000)	Value
California (concluded)
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	$4,070	$4,682,291

		52,214,908
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,165,520
5.50%, 11/15/30	340	393,084
5.50%, 11/15/31	405	466,289
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,152,681

		4,177,574
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,257,260
Florida — 14.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	461,048
City of St. Petersburg Florida Public Utility Revenue, Refunding RB (NPFGC), 5.00%, 10/01/15 (a)	2,795	2,851,096
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,998,390
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,647,735
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,220,595
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,147,579
Series A, 6.00%, 10/01/38	1,000	1,206,840
Series B, AMT, 6.25%, 10/01/38	460	565,110
Series B, AMT, 6.00%, 10/01/42	615	740,694
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,209,553
County of Osceola Florida, RB, Sales Tax, Series A:
5.00%, 10/01/40	685	765,597
5.00%, 10/01/44	1,575	1,749,195
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,194,804
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,584,063

		27,342,299
Hawaii — 0.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	492,860
5.25%, 8/01/26	460	529,101

		1,021,961
Illinois — 17.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,304,842
Series C, 6.50%, 1/01/41	5,225	6,326,221
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	850	852,873
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,000	1,085,890
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	565	611,177

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	47

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	$2,000	$2,302,460
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,106,450
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,976,106
Sales Tax Receipts, 5.00%, 12/01/44	2,455	2,739,927
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,163,939
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,428,000
5.25%, 12/01/43	4,165	4,649,015
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,644,539
6.00%, 6/01/28	400	471,140
State of Illinois, GO:
5.25%, 2/01/31	875	939,006
5.25%, 2/01/32	1,355	1,446,964
5.50%, 7/01/33	2,000	2,208,660
5.50%, 7/01/38	425	467,475

		33,724,684
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	604,217
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,398,504
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	3,155,244

		7,157,965
Louisiana — 3.5%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/45	1,580	1,720,130
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,500	1,695,045
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Louisiana Community and Technical Colleges Act 360 Project, 5.00%, 10/01/37	1,615	1,821,736
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,344,422

		6,581,333
Massachusetts — 3.5%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	1,300	1,447,446
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,557,090
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (a)	3,600	3,650,616

		6,655,152
Michigan — 1.2%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,910	2,360,531
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,540,034
Municipal Bonds	Par (000)	Value
Mississippi — 2.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$2,595	$3,348,251
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,138,270

		4,486,521
Nevada — 3.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,586,461
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,837,575
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,703,385

		7,127,421
New Jersey — 8.0%
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	3,000	3,317,820
(AGM) 5.00%, 1/01/31	790	878,851
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,341,731
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	1,890	2,057,568
Transportation System, Series A, 5.50%, 6/15/41	1,780	1,949,990
Transportation System, Series A (AGC), 5.63%, 12/15/28	3,170	3,650,255
Transportation System, Series B, 5.25%, 6/15/36	1,000	1,053,930

		15,250,145
New York — 5.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE:
5.38%, 6/15/43	1,305	1,535,541
Fiscal 2009, 5.25%, 6/15/40	3,410	3,870,998
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	2,510	2,887,128
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,255,640

		10,549,307
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,307,500
Pennsylvania — 1.6%
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP:
5.00%, 12/31/34	1,170	1,272,282
5.00%, 12/31/38	510	550,769
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,140,420

		2,963,471
South Carolina — 3.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,523,633

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina (concluded)
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	$1,000	$1,128,860
6.00%, 7/01/38	1,695	1,975,404
5.50%, 7/01/41	1,000	1,129,620

		6,757,517
Texas — 23.3%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,500	2,779,975
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,551,828
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,738,600
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,908,256
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,165,286
Series H, 5.00%, 11/01/37	2,200	2,369,224
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,448,444
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	4,989,287
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	6,585	7,236,586
Series A (NPFGC), 5.75%, 1/01/40	4,885	5,409,893
Series B (NPFGC), 5.75%, 1/01/40	6,275	6,949,249
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	708,765

		44,255,393
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	631,514
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,300	1,547,585

		2,179,099
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,558,260
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,241,647

		2,799,907
Total Municipal Bonds — 130.3%		247,045,233

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,963,542
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18 (a)(d)	1,039	1,211,882
Florida — 4.7%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	304	310,091
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	$7,500	$8,577,150

		8,887,241
Illinois — 1.5%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,748,018
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,601,402
Nevada — 5.3%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,721,450
Series B, 5.50%, 7/01/29	3,749	4,351,966

		10,073,416
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,426,692
New York — 5.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,566,120
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,184,948
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	2,660	3,077,859

		9,828,927
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,102,933
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.1%		43,844,053
Total Long-Term Investments (Cost — $263,809,651) — 153.4%		290,889,286

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (e)(f)	3,776,544	3,776,544
Total Short-Term Securities (Cost — $3,776,544) — 2.0%		3,776,544
Total Investments (Cost — $267,586,195) — 155.4%		294,665,830
Other Assets Less Liabilities — 2.1%		3,870,274
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.6%)		(21,942,336)
VMTP Shares, at Liquidation Value — (45.9%)		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$189,593,768

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	49

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $2,225,646.

(e)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	4,947,879	(1,171,335)	3,776,544	$1,226

(f)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(129)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$16,560,375	$(145,794)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$290,889,286	—	$290,889,286
Short-Term Securities	$3,776,544	—	—	3,776,544

Total	$3,776,544	$290,889,286	—	$294,665,830

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(145,794)	—	—	$(145,794)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$183,000	—	—	$183,000
Liabilities:
TOB Trust Certificates	—	$(21,936,718)	—	(21,936,718)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$183,000	$(108,936,718)	—	$(108,753,718)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,349,523
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,527,390
5.25%, 1/01/23	6,500	6,532,370

		17,409,283
Arizona — 4.9%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,288,100
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,918,488
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	822,705
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	2,040,245
4.25%, 7/01/22	1,895	2,050,902
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,584,888
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	570	554,792
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series K, 6.38%, 7/01/31	895	897,703
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,804,416
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,310,932
5.00%, 7/01/27	500	576,855
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	790,895
5.00%, 7/01/32	1,925	2,115,556
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,425,960
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,270,949
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,080,390

		29,533,776
Arkansas — 2.2%
Arkansas State University, RB, 5.00%, 12/01/33	480	544,018
City of Benton, RB:
5.00%, 6/01/28	600	691,668
5.00%, 6/01/29	1,055	1,209,948
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,698,179
5.00%, 3/01/33	5,845	6,753,254
5.00%, 3/01/34	1,270	1,461,554

		13,358,621
California — 3.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,501,900
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (b)	605	653,987
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,298,800
Municipal Bonds	Par (000)	Value
California (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,238,220
State of California, GO:
5.50%, 4/01/28	15	15,065
5.00%, 11/01/32	2,000	2,185,280
Various Purposes, 5.75%, 4/01/31	7,000	8,134,000

		21,027,252
Colorado — 0.9%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,921,700
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,317,740

		5,239,440
Connecticut — 2.3%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,192,248
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	4,956,500
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	7,965,524

		14,114,272
Florida — 5.9%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,408,600
County of Highlands Health Facilities Authority, Refunding RB, Adventis Health, Series G, 5.13%, 11/15/16 (c)	35	37,442
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,175,520
(AGM), 5.00%, 10/01/27	1,635	1,824,873
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,237,911
6.00%, 10/01/29	3,480	4,248,697
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,697,340
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	8,949,200
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,835	1,953,009
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	155	92,998

		35,625,590
Georgia — 3.1%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	10,000	11,567,500
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,356,220
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,590,135
4.13%, 8/01/24	2,000	2,117,840

		18,631,695
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,325,183

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	51

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	$5,000	$5,747,800
Illinois — 16.3%
City of Chicago Illinois, Refunding RB, GO, Series A, 5.25%, 1/01/30	1,000	1,009,630
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.50%, 1/01/32	1,500	1,707,750
City of Chicago Illinois Midway International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/32	5,000	5,478,050
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT:
Senior Lien, Series A, 5.00%, 1/01/23	13,000	15,107,170
Series C, 5.25%, 1/01/28	1,350	1,537,812
Series C, 5.25%, 1/01/29	3,020	3,418,217
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,126,166
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	527,630
5.00%, 5/01/31	500	554,295
5.00%, 5/01/32	500	559,280
McHenry County Conservation District, GO, 5.13%, 2/01/17 (c)	12,695	13,699,175
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,096,715
6.25%, 6/01/24	12,750	13,561,155
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,392,300
5.00%, 5/01/30	10,000	10,617,700
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,237,440
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,010,440
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,290	1,290,529

		98,931,454
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,576,160
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,275,260
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,546,100
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,575,650

		24,973,170
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	796,053
5.25%, 4/01/24	730	844,048
5.25%, 4/01/25	520	596,606
5.25%, 4/01/26	360	409,853
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/22	2,315	2,386,950
Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,068,870

		6,102,380
Municipal Bonds	Par (000)	Value
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	$1,500	$1,705,305
Seward County Unified School District No. 480 Liberal, GO, Refunding, 5.00%, 9/01/33	6,000	6,684,360

		8,389,665
Kentucky — 1.5%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,135,120
Louisiana — 6.3%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,285,480
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	977,823
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,466,020
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 5.00%, 11/01/32	7,000	7,969,010
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,876,727
5.00%, 12/01/28	3,715	4,154,559
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,029,960
New Orleans Aviation Board, RB, Series A:
5.00%, 1/01/31	855	968,399
5.00%, 1/01/32	1,000	1,128,230
5.00%, 1/01/33	1,000	1,125,600
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	5,992,535
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,092,502

		38,066,845
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,987,106
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,928,938
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,276,686
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,663,935

		4,869,559
Massachusetts — 1.2%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,185,822
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (c)	5,870	5,952,532

		7,138,354
Michigan — 2.7%
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,134,580

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3, 5.00%, 7/01/31	$4,000	$4,457,000
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,892,775
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,561,990
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/31	2,000	2,271,540

		16,317,885
Minnesota — 1.5%
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,555,300
St. Cloud Minnesota Independent School District No. 742, GO, Series A, 3.00%, 2/01/31	350	338,429
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,125,960
Series C, 5.00%, 8/01/27	1,390	1,624,021
Series C, 5.00%, 8/01/28	740	855,943
Series C, 5.00%, 8/01/29	1,555	1,789,385
Series C, 5.00%, 8/01/30	835	956,250

		9,245,288
Mississippi — 0.7%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	4,190	4,215,140
Missouri — 1.9%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 6/01/30	2,000	2,283,540
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/17 (c)	5,000	5,364,850
Missouri State Environmental Improvement & Energy Resource Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,741,539

		11,389,929
Montana — 0.3%
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,157,860
Yellowstone County School District No. 2 Billings, GO, 5.00%, 6/15/30	715	840,869

		1,998,729
Nebraska — 0.9%
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,104,460
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/30	1,000	1,127,120
Series A, 5.00%, 1/01/32	2,000	2,234,960
Series A-1, 3.00%, 1/01/33	900	857,295

		5,323,835
Nevada — 1.6%
Clark County Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,629,650
Municipal Bonds	Par (000)	Value
Nevada (concluded)
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	$3,800	$4,275,798

		9,905,448
New Jersey — 19.2%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,215,560
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (c)	5,050	5,192,461
New Jersey EDA, RB, AMT:
5.50%, 1/01/26	1,500	1,757,460
5.50%, 1/01/27	1,000	1,159,340
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,645,872
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,237,450
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,965,154
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,770,093
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	10,780,100
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	679,901
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,843,055
Series 1, AMT, 5.00%, 12/01/27	2,585	2,585,284
Student Loan, Series 1A, 4.75%, 12/01/21	1,930	2,062,359
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,309,500
New Jersey Transportation Trust Fund Authority, RB:
5.25%, 6/15/32	12,500	13,519,500
Series B, 5.25%, 6/15/26	3,500	3,814,020
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	12,893,400
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,521,177
Transportation System, Series B, 5.50%, 6/15/31	13,970	15,481,554
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,433,085
5.00%, 12/01/25	1,345	1,546,885
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,484,821
State of New Jersey, GO, 5.00%, 6/01/28	5,000	5,719,100

		116,617,131
New Mexico — 0.9%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 7/01/33	5,510	5,734,257
New York — 19.1%
City of New York New York, GO:
Series D1, 5.13%, 12/01/26	4,615	5,123,573
Sub-Series B-1, 5.25%, 9/01/22	8,250	9,358,800
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,802,200
City of New York New York, GO, Refunding, Fiscal 2013, Series E:
5.00%, 8/01/24	4,000	4,579,520
5.00%, 8/01/30	6,230	7,090,550

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	$5,000	$5,090,300
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,171,582
5.00%, 11/01/30	1,000	1,090,920
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	1,000	1,120,760
Metropolitan Transportation Authority, RB:
Series B, 5.25%, 11/15/33	4,405	5,109,051
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,743,877
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,789,485
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,572,600
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,030,632
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,138,025
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (c)	5	5,315
Fordham University, Series A, 5.25%, 7/01/25	900	1,051,308
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,159,760
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,622,085
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,971,106
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,914,889
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,680,604
New York State Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	729,274
Series A, 4.00%, 7/01/32	1,345	1,395,074
Yeshiva University, 4.25%, 9/01/24	2,750	2,778,078
New York State Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	8,984,080
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,830,361
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,092,660
Port Authority of New York & New Jersey, Refunding RB:
5.00%, 11/01/28	6,185	7,362,933
Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,252,848
State of New York Dormitory Authority, RB, Mental Health Services (AGM):
5.00%, 8/15/18 (c)	30	33,910
5.00%, 8/15/18 (c)	10	11,303
5.00%, 2/15/22	3,950	4,424,514
2nd Series, 5.00%, 8/15/18 (c)	10	11,303

		116,123,280
North Carolina — 0.4%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,105,984
Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	$1,500	$1,661,355

		2,767,339
Ohio — 1.1%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,922,500
Oregon — 1.7%
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,140,910
5.00%, 6/15/31	1,000	1,137,050
Oregon State Facilities Authority, Refunding RB, Series A:
5.00%, 11/15/29	1,000	1,146,260
Reed College Project, 5.00%, 7/01/29	1,835	2,101,626
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,276,680
Umatilla County School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,324,100

		10,126,626
Pennsylvania — 6.6%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	3,120,405
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,265,676
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,926,504
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,152,439
5.00%, 11/01/26	2,375	2,744,954
Delaware River JT Toll Bridge Commission, Refunding RB, 5.00%, 7/01/31	400	460,188
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/30	5,100	5,584,296
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,440,720
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (c)	6,225	7,621,952

		40,317,134
Puerto Rico — 1.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	10,000	10,706,600
Rhode Island — 2.0%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	4,817,652
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,088,020
Rhode Island Clean Water Finance Agency, RB, 5.00%, 10/01/32	1,435	1,656,334
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,589,414
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,308,960

		12,460,380
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,115,300

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 1.3%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	$2,695	$3,055,241
Series B, 5.00%, 11/01/22	1,000	1,136,450
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (b)	3,490	3,734,858

		7,926,549
Texas — 8.0%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,461,059
City of Houston Texas, Refunding ARB, Series A:
Senior Lien, 5.25%, 7/01/29	4,055	4,495,333
Subordinate Lien, AMT, 5.00%, 7/01/25	1,500	1,698,915
Subordinate Lien, AMT, 5.00%, 7/01/32	1,010	1,109,980
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,018,960
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,494,920
Series E, 5.00%, 11/01/27	4,960	5,638,776
Series F, 5.00%, 11/01/31	6,345	7,041,047
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,117,450
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,514,642
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,307,011
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,868,700
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,802,827
5.25%, 8/01/29	1,720	1,943,256
5.25%, 8/01/33	3,000	3,345,990

		48,858,866
U.S. Virgin Islands — 1.9%
Virgin Islands Public Finance Authority, Refunding RB:
Series A, 5.25%, 10/01/24	5,000	6,124,000
Series C, 5.00%, 10/01/30	5,000	5,512,850

		11,636,850
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,938,467
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,427,040
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,694,505

		6,121,545
Wisconsin — 2.5%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,456,778
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,310,259
WPPI Energy, Refunding RB, Supply System, Series A:
5.00%, 7/01/31	1,600	1,827,232
5.00%, 7/01/32	1,275	1,449,560
Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
WPPI Energy, Refunding RB, Supply System, Series A (concluded):
5.00%, 7/01/33	$3,500	$3,936,205

		14,980,034
Total Municipal Bonds — 138.2%		839,355,677

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Illinois — 1.6%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,473,809
Louisiana — 2.4%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,421,960
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,521,132
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,791,547
New York — 7.9%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	4,012,504
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,008,270
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,611,920
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/25	4,001	4,673,228
New York State Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,242,721
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, 5.00%, 10/15/26	5,530	6,209,803
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,457,809
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,943,163

		48,159,418
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7%		95,367,866
Total Long-Term Investments (Cost — $876,512,408) — 153.9%		934,723,543

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	1,356,943	1,356,943
Total Short-Term Securities (Cost — $1,356,943) — 0.2%		1,356,943
Total Investments (Cost — $877,869,351) — 154.1%		936,080,486
Other Assets Less Liabilities — 1.9%		11,399,295
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.7%)		(52,939,472)
VMTP Shares, at Liquidation Value — (47.3%)		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$607,440,309

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	55

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	25,184,531	(23,827,588)	1,356,943	$4,098

(h)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(609)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$78,180,375	$(688,283)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investment and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$934,723,543	—	$934,723,543
Short-Term Securities	$1,356,943	—	—	1,356,943

Total	$1,356,943	$934,723,543	—	$936,080,486

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(688,283)	—	—	$(688,283)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$864,000	—	—	$864,000
Liabilities:
TOB Trust Certificates	—	$(52,931,848)	—	(52,931,848)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$864,000	$(340,031,848)	—	$(339,167,848)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,497,421
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	874,448
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,013,116

		6,384,985
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,265	1,265,177
5.00%, 6/01/46	2,250	1,767,083

		3,032,260
Arizona — 0.2%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	860	809,165
California — 12.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,541,748
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,786,660
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,007,747
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	158,236
5.25%, 8/15/49	370	403,019
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,495	1,612,911
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	800	905,592
Senior, 5.00%, 5/15/40	5,930	6,735,057
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	433,390
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (b)	2,000	601,120
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	3,028,258
6.50%, 4/01/33	14,925	17,792,689
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	864,683
Sub-Series I-1, 6.38%, 11/01/34	1,185	1,441,481
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	965	965,019

		42,277,610
Colorado — 0.4%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,213,456
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,522,331
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	3,385	3,852,773
Municipal Bonds	Par (000)	Value
Connecticut (concluded)
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	949,962

		6,325,066
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,294,931
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,428,736

		5,723,667
District of Columbia — 2.8%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	279,149
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (b)	6,590	2,966,818
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,677,150
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	4,830	2,050,866
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	6,515	2,589,973

		9,563,956
Florida — 2.9%
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	850	929,781
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,323,533
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,015	3,959,841
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,110	932,877
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,395	2,679,646

		9,825,678
Georgia — 2.5%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	850	959,888
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	591,905
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	149,291
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,897,259
Municipal Electric Authority of Georgia, Refunding RB:
Series W, 6.60%, 1/01/18	2,220	2,369,495
Series X, 6.50%, 1/01/20	450	503,248

		8,471,086
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,540,608
Illinois — 23.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	7,101,107

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	57

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	$4,555	$4,586,202
5.00%, 1/01/34	3,200	3,108,992
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	820	890,430
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	803,440
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	4,455	4,312,217
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,159,169
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	3,280	3,550,436
(AGM), 5.25%, 11/01/33	1,325	1,451,670
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	919,632
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (c)	5,000	5,928,300
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	275	275,388
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,857,489
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,615	2,927,466
Senior, Series C, 5.00%, 1/01/37	2,800	3,127,264
Series A, 5.00%, 1/01/38	2,315	2,568,053
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,505,766
Series B-2, 5.00%, 6/15/50	2,500	2,585,425
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	515,016
6.00%, 6/01/28	1,140	1,342,749
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	930	1,081,664
Series A (NPFGC), 6.70%, 11/01/21	5,310	6,190,239
Series C (NPFGC), 7.75%, 6/01/20	2,160	2,516,594
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,592,837
Series A, 5.00%, 4/01/35	3,000	3,117,120
Series A, 5.00%, 4/01/38	3,640	3,757,536
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	704,258
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	897,796
5.00%, 4/01/44	985	1,090,178
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,804,760
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,250	1,250,513

		78,519,706
Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	959,866
7.00%, 1/01/44	1,905	2,328,672
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,758,093
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A (concluded):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	479,295
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,521,048
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	938,935
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,173,192
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,403,083

		14,562,184
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	1,036,963
5.50%, 12/01/22	2,340	2,497,178
5.25%, 12/01/25	460	513,098
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,425	1,519,592
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,785	3,358,733

		8,925,564
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,097,813
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	1,200	831,984

		1,929,797
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,967,666
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,160,464
5.25%, 5/15/31	870	977,419
5.25%, 5/15/32	1,110	1,267,453
5.25%, 5/15/33	1,205	1,346,732
5.25%, 5/15/35	505	572,524

		9,292,258
Maryland — 1.3%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,516,440
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	468,564
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,160	1,286,092
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	840	1,009,445

		4,280,541

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	$2,205	$2,277,192
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,110,542
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,872,846
S/F Housing, Series 130, 5.00%, 12/01/32	2,720	2,772,632
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	1,995	2,104,446

		11,137,658
Michigan — 6.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,752,317
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,547,836
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	926,482
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,315,559
McLaren Health Care, 5.75%, 5/15/18 (c)	7,560	8,611,974

		21,154,168
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,776,880
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,206,123

		4,983,003
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	283,315
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	268,025

		551,340
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.00%, 9/01/42	1,445	1,573,374
5.25%, 9/01/37	825	922,754
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	410	463,808

		2,959,936
New Jersey — 5.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,025	1,087,976
5.25%, 11/01/44	800	853,632
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,141,878
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,610,138
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	420	436,380
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,985	2,180,185
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,495	3,632,388
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,791,143
Transportation System, Series B, 5.25%, 6/15/36	2,460	2,592,668

		17,326,388
New York — 15.8%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,920	1,931,904
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	500	500,250
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,496,563
Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,768,213
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,800	1,830,456
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	9,405	11,160,913
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,287,066
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,390,556
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	4,520	4,707,896
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	340	370,053
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	850	932,391
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,063,960
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,370,343
6.00%, 12/01/42	1,250	1,470,325
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	700	700,763
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,300	2,122,417

		53,104,069
North Carolina — 1.8%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,676,491
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,569,302
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	672,707

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	59

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB (concluded):
Carolina Village Project, 6.00%, 4/01/38	$2,000	$2,117,700

		6,036,200
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	727,604
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	810	850,119

		1,577,723
Pennsylvania — 1.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,230	1,303,775
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,129,614
PA Bridges Finco LP, 5.00%, 12/31/38	590	637,165
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	1,035	1,062,810
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,231,346

		6,364,710
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	2,645	2,593,581
South Carolina — 3.2%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,642,801
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	7,052,060

		10,694,861
Tennessee — 0.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,097,813
Texas — 7.6%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (e)(f)	1,500	97,500
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,140	2,492,137
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	585,659
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,023,344
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	892,227
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	455	524,861
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,428,000
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	1,475	1,543,469
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, Series A:
5.00%, 1/01/35	1,150	1,268,576
5.00%, 1/01/38	925	1,011,719
1st Tier, 6.25%, 1/01/39	7,000	8,031,240
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,414,720
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,291,039

		25,604,491
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	3,052,746
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	515,395
5.13%, 10/01/42	3,440	3,537,077
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,771,816
6.00%, 1/01/37	2,915	3,366,388

		9,190,676
Washington — 2.0%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,657,202
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,252,225

		6,909,427
Wisconsin — 3.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,308,704
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,741,425

		11,050,129
Total Municipal Bonds — 121.3%		408,066,506

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 6.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19	3,271	3,844,892
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	2,610	2,923,200
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	10,743,210
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17	2,290	2,506,863

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$1,077	$1,242,098

		21,260,263
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	2,129	2,426,507
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,478,380
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,481,028
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,289,909
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,524,794
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,534,123
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	2,009	2,280,975
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/37	6,299	6,927,200
Series FF-2, 5.50%, 6/15/40	1,575	1,810,688
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	1,610	1,851,753
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	6,440	7,451,659

		18,041,300
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,583,434
Ohio — 5.4%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,605,632
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio (concluded)
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,548,433

		18,154,065
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	4,995	5,638,806
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,794,453
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,774,238
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	1,391	1,419,942
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,830	2,089,039

		10,077,672
Washington — 5.4%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,431,475
5.00%, 11/01/36	4,000	4,345,180
(AGM), 5.00%, 11/01/32	7,693	8,366,455

		18,143,110
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (h)	2,499	2,730,782
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.7%		126,645,148
Total Long-Term Investments (Cost — $482,658,196) — 159.0%		534,711,654

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (i)(j)	783,716	783,716
Total Short-Term Securities (Cost — $783,716) — 0.2%		783,716
Total Investments (Cost — $483,441,912) — 159.2%		535,495,370
Other Assets Less Liabilities — 2.2%		7,277,855
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.8%)		(66,452,827)
VMTP Shares, at Liquidation Value — (41.6%)		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$336,320,398

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	61

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $13,391,269.

(i)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	1,726,061	(942,345)	783,716	$2,175

(j)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(166)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$21,310,250	$(286,074)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$534,711,654	—	$534,711,654
Short-Term Securities	$783,716	—	—	783,716

Total	$783,716	$534,711,654	—	$535,495,370

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(286,074)	—	—	$(286,074)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$236,000	—	—	$236,000
Liabilities:
TOB Trust Certificates	—	$(66,439,492)	—	(66,439,492)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$236,000	$(206,439,492)	—	$(206,203,492)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2015

Statements of Assets and Liabilities

April 30, 2015	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$557,214,035	$578,654,844	$383,410,645	$277,965,484
Investments at value — affiliated[2]	961,095	1,577,185	1,340,347	681,480
Cash pledged for financial futures contracts	280,000	439,000	189,000	131,000
Interest receivable	9,685,571	7,550,960	5,653,861	4,029,712
Investments sold receivable	873,662	1,255,986	35,000	75,000
Variation margin receivable on financial futures contracts	27,704	44,041	18,704	12,938
Deferred offering costs	—	212,791	—	—
Prepaid expenses	16,725	80,677	29,139	27,627

Total assets	569,058,792	589,815,484	390,676,696	282,923,241

Accrued Liabilities
Income dividends payable — Common Shares	2,237,478	1,788,707	1,250,790	875,767
Investments purchased payable	—	6,335,205	—	—
Investment advisory fees payable	257,439	241,053	177,261	128,294
Interest expense and fees payable	16,029	17,755	10,434	8,590
Officer’s and Directors’ fees payable	5,877	4,551	3,098	2,291
Bank overdraft	—	—	—	36,043
Other accrued expenses payable	135,078	131,824	105,691	89,928

Total accrued liabilities	2,651,901	8,519,095	1,547,274	1,140,913

Other Liabilities
TOB Trust Certificates	61,065,965	76,093,825	56,783,700	43,568,059
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	61,065,965	218,593,825	140,483,700	98,568,059

Total liabilities	63,717,866	227,112,920	142,030,974	99,708,972

Net Assets Applicable to Common Shareholders	$505,340,926	$362,702,564	$248,645,722	$183,214,269

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$480,163,630	$316,086,151	$210,641,316	$155,395,939
Undistributed net investment income	1,216,905	6,578,502	2,787,827	2,664,406
Accumulated net realized loss	(6,875,993)	(11,947,795)	(1,846,249)	(2,278,995)
Net unrealized appreciation (depreciation)	30,836,384	51,985,706	37,062,828	27,432,919

Net Assets Applicable to Common Shareholders	$505,340,926	$362,702,564	$248,645,722	$183,214,269

Net asset value, per Common Share	$14.12	$12.27	$17.59	$16.21

[1] Investments at cost — unaffiliated	$526,023,352	$526,294,866	$346,121,595	$250,374,330
[2] Investments at cost — affiliated	$961,095	$1,577,185	$1,340,347	$681,480
[3] Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Par Value per Common Share	$0.10	$0.10	$0.10	$0.10
[6] Common Shares outstanding	35,795,571	29,565,404	14,133,224	11,300,218
[7] Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	63

Statements of Assets and Liabilities

April 30, 2015	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$290,889,286	$934,723,543	$534,711,654
Investments at value — affiliated[2]	3,776,544	1,356,943	783,716
Cash pledged for financial futures contracts	183,000	864,000	236,000
Interest receivable	4,177,471	12,677,268	8,541,923
Investments sold receivable	572,005	1,086,154	540,000
Variation margin receivable on financial futures contracts	18,141	85,644	23,345
Deferred offering costs	—	50,741	—
Prepaid expenses	27,920	40,631	31,325

Total assets	299,644,367	950,884,924	544,867,963

Accrued Liabilities
Income dividends payable — Common Shares	878,156	2,508,405	1,743,943
Investment advisory fees payable	133,429	431,381	224,522
Interest expense and fees payable	5,618	7,624	13,335
Officer’s and Directors’ fees payable	2,388	255,417	4,248
Other accrued expenses payable	94,290	209,940	122,025

Total accrued liabilities	1,113,881	3,412,767	2,108,073

Other Liabilities
TOB Trust Certificates	21,936,718	52,931,848	66,439,492
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	108,936,718	340,031,848	206,439,492

Total liabilities	110,050,599	343,444,615	208,547,565

Net Assets Applicable to Common Shareholders	$189,593,768	$607,440,309	$336,320,398

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$175,117,812	$543,479,050	$287,577,034
Undistributed net investment income	2,749,831	4,715,865	3,245,721
Undistributed net realized gain (accumulated net realized loss)	(15,207,716)	1,722,542	(6,269,741)
Net unrealized appreciation (depreciation)	26,933,841	57,522,852	51,767,384

Net Assets Applicable to Common Shareholders	$189,593,768	$607,440,309	$336,320,398

Net asset value, per Common Share	$14.57	$15.86	$16.01

[1] Investments at cost — unaffiliated	$263,809,651	$876,512,408	$482,658,196
[2] Investments at cost — affiliated	$3,776,544	$1,356,943	$783,716
[3] Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Par Value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	13,009,717	38,296,266	21,011,367
[7] Common Shares authorized	199,993,770	199,984,329	199,991,600

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2015

Statements of Operations

Year Ended April 30, 2015	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest	$30,384,579	$26,172,423	$18,260,014	$13,232,055
Interest — affiliated	2,325	2,056	1,766	855

Total income	30,386,904	26,174,479	18,261,780	13,232,910

Expenses
Investment advisory	3,141,875	2,905,511	2,139,697	1,552,131
Professional	140,934	108,222	91,162	74,462
Accounting services	83,390	84,328	58,913	46,053
Transfer agent	59,871	45,925	26,666	23,709
Officer and Directors	45,602	33,721	23,076	16,988
Custodian	27,031	28,453	19,288	14,578
Printing	13,617	13,663	11,444	10,285
Registration	13,312	11,200	10,083	10,081
Rating agency	—	33,435	33,435	33,435
Miscellaneous	52,410	53,027	45,971	39,574

Total expenses excluding interest expense, fees and amortization of offering costs	3,578,042	3,317,485	2,459,735	1,821,296
Interest expense, fees and amortization of offering costs[1]	536,788	1,905,897	1,275,183	886,053

Total expenses	4,114,830	5,223,382	3,734,918	2,707,349
Less fees waived by the Manager	(1,272)	(1,376)	(1,264)	(616)

Total expenses after fees waived	4,113,558	5,222,006	3,733,654	2,706,733

Net investment income	26,273,346	20,952,473	14,528,126	10,526,177

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,214,302	1,537,825	2,581,977	1,846,961
Financial futures contracts	(2,378,110)	(1,212,800)	(1,232,637)	(851,733)

	5,836,192	325,025	1,349,340	995,228

Net change in unrealized appreciation (depreciation) on:
Investments	15,117,533	10,305,800	9,807,414	6,422,325
Financial futures contracts	(242,824)	(279,548)	(142,981)	(118,183)

	14,874,709	10,026,252	9,664,433	6,304,142

Net realized and unrealized gain	20,710,901	10,351,277	11,013,773	7,299,370

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$46,984,247	$31,303,750	$25,541,899	$17,825,547

[1] Related to TOB Trusts and/or Preferred Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	65

Statements of Operations

Year Ended April 30, 2015	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$13,446,918	$38,821,459	$25,750,810
Interest — affiliated	1,226	4,098	2,175

Total income	13,448,144	38,825,557	25,752,985

Expenses
Investment advisory	1,651,398	5,283,037	2,712,510
Professional	81,787	165,003	106,028
Accounting services	48,376	122,299	80,596
Transfer agent	24,797	51,309	34,965
Officer and Directors	17,658	62,572	31,261
Custodian	15,246	44,321	25,561
Printing	10,626	18,580	13,168
Registration	10,021	14,485	10,319
Rating agency	33,435	33,435	33,435
Miscellaneous	33,650	67,059	46,797

Total expenses excluding interest expense, fees and amortization of offering costs	1,926,994	5,862,100	3,094,640
Interest expense, fees and amortization of offering costs[1]	1,102,628	3,461,467	1,948,208

Total expenses	3,029,622	9,323,567	5,042,848
Less fees waived by the Manager	(41,597)	(3,498)	(1,601)

Total expenses after fees waived	2,988,025	9,320,069	5,041,247

Net investment income	10,460,119	29,505,488	20,711,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,048,585	8,018,203	3,950,928
Financial futures contracts	(825,060)	(2,313,403)	(1,581,010)

	223,525	5,704,800	2,369,918

Net change in unrealized appreciation (depreciation) on:
Investments	5,096,331	5,080,468	10,670,585
Financial futures contracts	(127,125)	(605,819)	(211,957)

	4,969,206	4,474,649	10,458,628

Net realized and unrealized gain	5,192,731	10,179,449	12,828,546

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$15,652,850	$39,684,937	$33,540,284

[1] Related to TOB Trusts and/or Preferred Shares.

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2015

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$26,273,346	$27,535,462
Net realized gain	5,836,192	1,410,873
Net change in unrealized appreciation (depreciation)	14,874,709	(30,547,191)

Net increase (decrease) in net assets resulting from operations	46,984,247	(1,600,856)

Distributions to Shareholders From[1]
Net investment income	(27,131,929)	(27,002,723)

Capital Share Transactions
Reinvestment of distributions	169,233	—

Net Assets
Total increase (decrease) in net assets	20,021,551	(28,603,579)
Beginning of year	485,319,375	513,922,954

End of year	$505,340,926	$485,319,375

Undistributed net investment income, end of year	$1,216,905	$2,315,804

	BlackRock MuniEnhanced Fund, Inc. (MEN)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$20,952,473	$21,555,402
Net realized gain (loss)	325,025	(2,384,954)
Net change in unrealized appreciation (depreciation)	10,026,252	(18,410,123)

Net increase in net assets applicable to Common Shareholders resulting from operations	31,303,750	760,325

Distributions to Common Shareholders From[1]
Net investment income	(21,479,266)	(21,389,300)

Capital Share Transactions
Reinvestment of common distributions	—	248,371

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	9,824,484	(20,380,604)
Beginning of year	352,878,080	373,258,684

End of year	$362,702,564	$352,878,080

Undistributed net investment income, end of year	$6,578,502	$6,889,231

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	67

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund, Inc. (MHD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$14,528,126	$14,709,802
Net realized gain (loss)	1,349,340	(2,609,949)
Net change in unrealized appreciation (depreciation)	9,664,433	(14,535,796)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	25,541,899	(2,435,943)

Distributions to Common Shareholders From[1]
Net investment income	(15,009,484)	(15,321,048)
Net realized gain	—	(209,037)

Decrease in net assets resulting from distributions to Common Shareholders	(15,009,484)	(15,530,085)

Capital Share Transactions
Reinvestment of common distributions	—	168,146

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	10,532,415	(17,797,882)
Beginning of year	238,113,307	255,911,189

End of year	$248,645,722	$238,113,307

Undistributed net investment income, end of year	$2,787,827	$3,236,074

	BlackRock MuniHoldings Fund II, Inc. (MUH)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$10,526,177	$10,782,371
Net realized gain (loss)	995,228	(2,361,531)
Net change in unrealized appreciation (depreciation)	6,304,142	(11,035,014)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	17,825,547	(2,614,174)

Distributions to Common Shareholders From[1]
Net investment income	(11,006,412)	(11,262,749)
Net realized gain	—	(1,093,587)

Decrease in net assets resulting from distributions to Common Shareholders	(11,006,412)	(12,356,336)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,819,135	(14,970,510)
Beginning of year	176,395,134	191,365,644

End of year	$183,214,269	$176,395,134

Undistributed net investment income, end of year	$2,664,406	$3,063,134

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	APRIL 30, 2015

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$10,460,119	$10,619,445
Net realized gain (loss)	223,525	(8,031,093)
Net change in unrealized appreciation (depreciation)	4,969,206	(6,713,391)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	15,652,850	(4,125,039)

Distributions to Common Shareholders From[1]
Net investment income	(10,537,871)	(10,631,996)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	5,114,979	(14,757,035)
Beginning of year	184,478,789	199,235,824

End of year	$189,593,768	$184,478,789

Undistributed net investment income, end of year	$2,749,831	$2,761,533

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$29,505,488	$30,731,598
Net realized gain (loss)	5,704,800	(1,509,254)
Net change in unrealized appreciation (depreciation)	4,474,649	(30,874,720)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	39,684,937	(1,652,376)

Distributions to Common Shareholders From[1]
Net investment income	(31,311,027)	(32,953,864)
Net realized gain	—	(1,979,760)

Decrease in net assets resulting from distributions to Common Shareholders	(31,311,027)	(34,933,624)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,373,910	(36,586,000)
Beginning of year	599,066,399	635,652,399

End of year	$607,440,309	$599,066,399

Undistributed net investment income, end of year	$4,715,865	$6,555,268

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	69

Statements of Changes in Net Assets

	BlackRock MuniVest Fund II, Inc. (MVT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$20,711,738	$21,507,539
Net realized gain (loss)	2,369,918	(4,430,969)
Net change in unrealized appreciation (depreciation)	10,458,628	(20,404,052)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	33,540,284	(3,327,482)

Distributions to Common Shareholders From[1]
Net investment income	(21,785,415)	(22,639,477)

Capital Share Transactions
Reinvestment of common distributions	419,446	1,115,168

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	12,174,315	(24,851,791)
Beginning of year	324,146,083	348,997,874

End of year	$336,320,398	$324,146,083

Undistributed net investment income, end of year	$3,245,721	$4,256,666

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	ANNUAL REPORT	APRIL 30, 2015

Statements of Cash Flows

Year Ended April 30, 2015	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$46,984,247	$31,303,750	$25,541,899	$17,825,547
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	31,266	(4,819)	(83,672)	(121,154)
Increase in variation margin receivable on financial futures contracts	(27,704)	(44,041)	(18,704)	(12,938)
Decrease in prepaid expenses	1,223	628	576	461
(Increase) decrease in cash pledged for financial futures contracts	403,000	(145,000)	228,000	114,000
Increase in investment advisory fees payable	7,678	8,685	5,695	2,516
Increase (decrease) in interest expense and fees payable	1,585	(7,920)	(2,702)	(2,487)
Increase in other accrued expenses payable	32,969	24,887	11,506	8,548
Decrease in variation margin payable on financial futures contracts	(210,940)	(94,923)	(113,486)	(75,517)
Increase in Officer’s and Directors’ fees payable	747	868	680	483
Net realized gain on investments	(8,214,302)	(1,537,825)	(2,581,977)	(1,846,961)
Net unrealized gain on investments	(15,117,533)	(10,305,800)	(9,807,414)	(6,422,325)
Amortization of premium and accretion of discount on investments	(141,823)	(872,297)	3,914	(278,349)
Proceeds from sales of long-term investments	147,973,431	67,987,063	46,417,922	36,211,448
Purchases of long-term investments	(133,982,214)	(69,090,088)	(40,640,256)	(29,736,003)
Net proceeds from sales (purchases) of short-term securities	(701,392)	1,531,291	(535,581)	262,549

Net cash provided by operating activities	37,040,238	18,754,459	18,426,400	15,929,818

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	—	3,714,827	—	—
Repayments of TOB Trust Certificates	(10,078,540)	(999,989)	(3,454,373)	(4,928,979)
Cash dividends paid to Common Shareholders	(26,961,698)	(21,479,266)	(15,009,484)	(11,068,563)
Increase (decrease) in bank overdraft	—	—	(1,197)	35,189
Amortization of deferred offering costs	—	9,969	38,654	32,535

Net cash used for financing activities	(37,040,238)	(18,754,459)	(18,426,400)	(15,929,818)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$535,203	$1,903,848	$1,239,231	$856,005

Non-cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$169,233	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	71

Statements of Cash Flows

Year Ended April 30, 2015	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$15,652,850	$39,684,937	$33,540,284
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	111,107	(10,053)	(25,665)
Increase in variation margin receivable on financial futures contracts	(18,141)	(85,644)	(23,345)
Decrease in prepaid expenses	582	2,097	1,162
Decrease in cash pledged for financial futures contracts	67,998	119,000	214,000
Increase in investment advisory fees payable	6,262	3,490	7,714
Decrease in interest expense and fees payable	(3,338)	(15,032)	(3,469)
Increase in other accrued expenses payable	7,539	46,408	13,759
Decrease in variation margin payable on financial futures contracts	(68,766)	(303,754)	(138,799)
Increase in Officer’s and Directors’ fees payable	468	32,801	903
Net realized gain on investments	(1,048,585)	(8,018,203)	(3,950,928)
Net unrealized gain on investments	(5,096,331)	(5,080,468)	(10,670,585)
Amortization of premium and accretion of discount on investments	676,087	4,102,732	431,290
Proceeds from sales of long-term investments	34,662,346	183,129,326	56,924,990
Purchases of long-term investments	(32,372,492)	(189,954,845)	(55,861,739)
Net proceeds from sales of short-term securities	1,171,335	23,827,588	1,242,345

Net cash provided by operating activities	13,748,921	47,480,380	21,701,917

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	—	3,340,000	—
Repayments of TOB Trust Certificates	(3,250,531)	(19,478,284)	(275,256)
Cash dividends paid to Common Shareholders	(10,537,871)	(31,425,916)	(21,479,228)
Decrease in bank overdraft	—	—	(603)
Amortization of deferred offering costs	39,481	83,820	53,170

Net cash used for financing activities	(13,748,921)	(47,480,380)	(21,701,917)

Cash
Net increase in cash	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$1,066,485	$3,392,679	$1,898,507

Non-cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$419,446

See Notes to Financial Statements.

72	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.56	$14.36	$13.47	$12.14	$12.63

Net investment income[1]	0.73	0.77	0.77	0.76	0.73
Net realized and unrealized gain (loss)	0.59	(0.82)	0.90	1.32	(0.46)

Net increase (decrease) from investment operations	1.32	(0.05)	1.67	2.08	0.27

Distributions from net investment income[2]	(0.76)	(0.75)	(0.78)	(0.75)	(0.76)

Net asset value, end of year	$14.12	$13.56	$14.36	$13.47	$12.14

Market price, end of year	$14.22	$12.85	$13.96	$13.15	$11.27

Total Return[3]
Based on net asset value	10.11%	0.47%	12.70%	17.90%	2.31%

Based on market price	17.02%	(2.06)%	12.22%	23.99%	(5.17)%

Ratios to Average Net Assets
Total expenses	0.82%	0.82%	0.83%	0.77%	0.78%

Total expenses after fees waived and paid indirectly	0.82%	0.82%	0.83%	0.77%	0.78%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.71%	0.70%	0.71%	0.70%	0.74%

Net investment income	5.24%	5.84%	5.52%	6.00%	6.07%

Supplemental Data
Net assets, end of year (000)	$505,341	$485,319	$513,923	$481,598	$433,891

Borrowings outstanding, end of year (000)	$61,066	$71,145	$76,451	$61,510	$23,111

Asset coverage, end of year per $1,000 of borrowings	$9,275	$7,822	$7,722	$8,830	$19,774

Portfolio turnover rate	22%	19%	19%	28%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	73

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,
	2015	2014	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$11.94	$12.63	$12.12		$10.30		$10.90

Net investment income[1]	0.71	0.73	0.71		0.69		0.73
Net realized and unrealized gain (loss)	0.35	(0.70)	0.50		1.82		(0.62)
Distributions to AMPS Shareholders from net investment income	—	—	—		(0.00)[2]		(0.03)

Net increase from investment operations	1.06	0.03	1.21		2.51		0.08

Distributions to Common Shareholders from net investment income[3]	(0.73)	(0.72)	(0.70)		(0.69)		(0.68)

Net asset value, end of year	$12.27	$11.94	$12.63		$12.12		$10.30

Market price, end of year	$11.67	$11.27	$12.65		$11.66		$9.99

Total Return Applicable to Common Shareholders[4]
Based on net asset value	9.49%	1.06%	10.16%		25.12%		0.78%

Based on market price	10.33%	(4.76)%	14.69%		24.11%		(1.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.44%	1.50%	1.49%		1.70%	[5]	1.24%	[5]

Total expenses after fees waived	1.43%	1.50%	1.49%		1.70%	[5]	1.24%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	0.91%	0.92%	0.96%	[7]	1.35%	[5,7]	1.09%	[5]

Net investment income	5.76%	6.37%	5.65%		6.12%	[5]	6.89%	[5]

Distributions to AMPS Shareholders	—	—	—		0.03%		0.29%

Net investment income to Common Shareholders	5.76%	6.37%	5.65%		6.09%		6.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$362,703	$352,878	$373,259		$357,017		$303,264

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$142,575

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$78,179

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500	$142,500		$142,500		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$354,528	$347,633	$361,936		$350,538		—

Borrowings outstanding, end of year (000)	$76,094	$73,379	$81,244		$69,282		$61,583

Asset coverage, end of year per $1,000 of borrowings	$5,767	$5,809	$5,594		$6,153		$5,924

Portfolio turnover rate	12%	16%	12%		22%		9%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity, and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

74	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.85	$18.12	$17.36	$14.67		$15.75

Net investment income[1]	1.03	1.04	1.07	1.12		1.14
Net realized and unrealized gain (loss)	0.77	(1.22)	1.01	2.67		(1.01)
Distributions to VMTP Shareholders from net realized gain	—	—	(0.01)	—		—
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.01)		(0.03)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	1.80	(0.18)	2.07	3.78		0.10

Distributions to Common Shareholders from:[3]
Net investment income	(1.06)	(1.08)	(1.12)	(1.09)		(1.07)
Net realized gain	—	(0.01)	(0.19)	—		(0.11)

Total distributions to Common Shareholders	(1.06)	(1.09)	(1.31)	(1.09)		(1.18)

Net asset value, end of year	$17.59	$16.85	$18.12	$17.36		$14.67

Market price, end of year	$17.25	$16.01	$18.20	$18.08		$14.51

Total Return Applicable to Common Shareholders[4]
Based on net asset value	11.22%	(0.15)%	12.20%	26.57%		0.57%

Based on market price	14.80%	(5.55)%	8.21%	33.28%		(0.21)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.64%	1.60%	1.41%	[5]	1.28% [5]

Total expenses after fees waived and paid indirectly	1.50%	1.64%	1.60%	1.41%	[5]	1.28% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.99%	1.04%	1.02%	1.09%	[5,7]	1.13% [5]

Net investment income	5.86%	6.48%	5.92%	6.95%	[5]	7.41% [5]

Distributions to AMPS Shareholders	—	—	—	0.09%		0.20%

Net investment income to Common Shareholders	5.86%	6.48%	5.92%	6.86%		7.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$248,646	$238,113	$255,911	$243,989		$205,368

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$83,700

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$86,342

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$397,068	$384,484	$405,748	$391,505		—

Borrowings outstanding, end of year (000)	$56,784	$60,238	$69,753	$61,758		$43,488

Asset coverage, end of year per $1,000 of borrowings	$5,379	$4,953	$4,669	$4,951		$5,722

Portfolio turnover rate	11%	20%	16%	19%		15%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	75

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.61	$16.93	$16.23	$13.74		$14.65

Net investment income[1]	0.93	0.95	0.98	1.03		1.03
Net realized and unrealized gain (loss)	0.64	(1.17)	0.93	2.45		(0.88)
Distributions to VMTP Shareholders from net realized gain	—	—	(0.01)	—		—
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.01)		(0.02)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	1.57	(0.22)	1.90	3.47		0.13

Distributions to Common Shareholders from:[3]
Net investment income	(0.97)	(1.00)	(1.04)	(0.98)		(0.97)
Net realized gain	—	(0.10)	(0.16)	—		(0.07)

Total distributions to Common Shareholders	(0.97)	(1.10)	(1.20)	(0.98)		(1.04)

Net asset value, end of year	$16.21	$15.61	$16.93	$16.23		$13.74

Market price, end of year	$15.28	$14.84	$16.75	$16.46		$13.35

Total Return Applicable to Common Shareholders[4]
Based on net asset value	10.64%	(0.40)%	11.99%	26.08%		0.92%

Based on market price	9.71%	(4.30)%	9.25%	31.60%		(2.14)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.61%	1.59%	1.37%	[5]	1.23% [5]

Total expenses after fees waived	1.48%	1.61%	1.59%	1.37%	[5]	1.23% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.00%	1.04%	1.03%	1.07%	[5,7]	1.07% [5]

Net investment income	5.76%	6.36%	5.81%	6.81%	[5]	7.18% [5]

Distributions to AMPS Shareholders	—	—	—	0.05%		0.14%

Net investment income to Common Shareholders	5.76%	6.36%	5.81%	6.76%		7.04%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$183,214	$176,395	$191,366	$182,624		$154,259

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$55,050

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—	—		$95,056

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$433,117	$420,718	$447,938	$432,044		—

Borrowings outstanding, end of year (000)	$43,568	$48,497	$56,354	$48,273		$33,617

Asset coverage, end of year per $1,000 of borrowings	$5,205	$4,637	$4,396	$4,783		$5,589

Portfolio turnover rate	11%	18%	16%	18%		15%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

76	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.18	$15.31	$14.61	$12.48		$13.34

Net investment income[1]	0.80	0.82	0.83	0.89		0.91
Net realized and unrealized gain (loss)	0.40	(1.13)	0.76	2.14		(0.85)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	1.20	(0.31)	1.59	3.02		0.03

Distributions to Common Shareholders from net investment income[2]	(0.81)	(0.82)	(0.89)	(0.89)		(0.89)

Net asset value, end of year	$14.57	$14.18	$15.31	$14.61		$12.48

Market price, end of year	$13.32	$12.88	$14.92	$14.52		$12.31

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.20%	(1.07)%	11.06%	24.96%		0.21%

Based on market price	9.91%	(7.78)%	8.90%	25.90%		(1.60)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59%	1.75%	1.80%	1.49%	[4]	1.34%	[4]

Total expenses after fees waived	1.57%	1.67%	1.72%	1.41%	[4]	1.25%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.99%	0.99%	1.00%	1.06%	[4,6]	1.10%	[4]

Net investment income	5.49%	6.00%	5.48%	6.50%	[4]	7.04%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.21%

Net investment income to Common Shareholders	5.49%	6.00%	5.48%	6.42%		6.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$189,594	$184,479	$199,236	$189,567		$161,720

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$87,000

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$71,472

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$317,924	$312,045	$329,007	$317,893		—

Borrowings outstanding, end of year (000)	$21,937	$25,187	$48,934	$41,631		$31,665

Asset coverage, end of year per $1,000 of borrowings	$9,643	$8,324	$5,072	$5,553		$6,107

Portfolio turnover rate	11%	46%	34%	30%		28%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	77

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.64	$16.60	$16.21	$14.45	$14.75

Net investment income[1]	0.77	0.80	0.82	0.86	0.95
Net realized and unrealized gain (loss)	0.27	(0.85)	0.58	1.76	(0.31)
Distributions to VRDP Shareholders from net realized gain	—	—	(0.01)	—	—
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.10)

Net increase (decrease) from investment operations	1.04	(0.05)	1.39	2.62	0.54

Distributions to Common Shareholders from:[2]
Net investment income	(0.82)	(0.86)	(0.87)	(0.86)	(0.84)
Net realized gain	—	(0.05)	(0.13)	—	—

Total distributions to Common Shareholders	(0.82)	(0.91)	(1.00)	(0.86)	(0.84)

Net asset value, end of year	$15.86	$15.64	$16.60	$16.21	$14.45

Market price, end of year	$14.47	$14.55	$16.12	$16.45	$13.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.27%	0.50%	8.78%	18.74%	3.86%

Based on market price	5.20%	(3.73)%	4.09%	27.56%	2.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.65%	1.91%	1.88%	1.45%	[4]

Total expenses after fees waived and paid indirectly	1.52%	1.65%	1.91%	1.88%	1.43%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.96%	1.00%	1.35% [6]	1.65% [6]	1.30%	[4]

Net investment income	4.82%	5.28%	4.93%	5.58%	6.48%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.70%

Net Investment income to Common Shareholders	4.82%	5.28%	4.93%	5.58%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$607,440	$599,066	$635,652	$617,437	$549,516

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	—	—	—	$287,100	$287,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	—	—	—	$315,060	$291,402

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	$287,100	—	—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$311,578	$308,661	$321,405	—	—

Borrowings outstanding, end of year (000)	$52,932	$69,070	$105,939	$81,430	$66,609

Asset coverage, end of year per $1,000 of borrowings	$12,476	$9,673	$7,000	$8,582	$9,250

Portfolio turnover rate	18%	22%	16%	27%	21%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts, VRDP Shares and VMTP Shares, respectively.

[6]

For the year ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

78	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.45	$16.69	$15.91	$13.47		$14.41

Net investment income[1]	0.99	1.03	1.06	1.12		1.14
Net realized and unrealized gain (loss)	0.61	(1.19)	0.82	2.41		(0.99)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.02)		(0.04)

Net increase (decrease) from investment operations	1.60	(0.16)	1.88	3.51		0.11

Distributions to Common Shareholders from net investment income[2]	(1.04)	(1.08)	(1.10)	(1.07)		(1.05)

Net asset value, end of year	$16.01	$15.45	$16.69	$15.91		$13.47

Market price, end of year	$16.26	$15.16	$17.31	$16.75		$13.72

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.65%	(0.37)%	11.95%	26.86%		0.73%

Based on market price	14.52%	(5.74)%	10.28%	31.13%		(1.04)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.63%	1.66%	1.41%	[4]	1.23%	[4]

Total expenses after fees waived	1.50%	1.63%	1.66%	1.41%	[4]	1.23%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.92%	0.96%	0.96%	1.04%	[4,6]	1.07%	[4]

Net investment income	6.17%	6.93%	6.43%	7.57%	[4]	8.14%	[4]

Distributions to AMPS Shareholders	—	—	—	0.15%		0.32%

Net investment income to Common Shareholders	6.17%	6.93%	6.43%	7.42%		7.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$336,320	$324,146	$348,998	$330,941		$278,284

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$140,000

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$74,698

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$340,229	$331,533	$349,284	$336,386		—

Borrowings outstanding, end of year (000)	$66,439	$66,715	$99,386	$88,540		$62,045

Asset coverage, end of year per $1,000 of borrowings	$6,062	$5,859	$4,512	$4,738		$5,485

Portfolio turnover rate	10%	17%	15%	13%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	79

Notes to Financial Statements

1. Organization:

The following are registered under the 1940 Act, as closed-end management investment companies and referred to herein collectively as the “Funds”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Non-diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Non-diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Non-diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Non-diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Non-diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Non-diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

80	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust.

Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. Thereafter, that Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust.

ANNUAL REPORT	APRIL 30, 2015	81

Notes to Financial Statements (continued)

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Trust Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at April 30, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings.

Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the non-recurring, legal and restructuring fees are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At April 30, 2015, the aggregate value of the underlying municipal bonds

82	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$112,552,669	$61,065,965	0.11% - 0.46%
MEN	$146,639,118	$76,093,825	0.11% - 0.39%
MHD	$102,153,312	$56,783,700	0.11% - 0.36%
MUH	$77,655,827	$43,568,059	0.11% - 0.36%
MUS	$43,844,053	$21,936,718	0.11% - 0.31%
MUI	$95,367,866	$52,931,848	0.11% - 0.38%
MVT	$126,645,148	$66,439,492	0.11% - 0.36%

For the year ended April 30, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$70,178,070	0.75%
MEN	$74,720,978	0.63%
MHD	$57,259,980	0.62%
MUH	$44,246,684	0.62%
MUS	$22,845,205	0.67%
MUI	$60,872,049	0.60%
MVT	$66,567,922	0.61%

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

ANNUAL REPORT	APRIL 30, 2015	83

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2015
	Statements of Assets and Liabilities Location	Value
		Derivative Liabilities
		MUA	MEN	MHD	MUH
Interest rate contracts	Net unrealized depreciation[1]	$(354,299)	$(374,272)	$(226,222)	$(158,235)

	Statements of Assets and Liabilities Location		Value
			Derivative Liabilities
			MUS	MUI	MVT
Interest rate contracts	Net unrealized depreciation[1]		$(145,794)	$(688,283)	$(286,074)

[1]

Includes cumulative depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2015
	Net Realized Loss From				Net Change in Unrealized Appreciation (Depreciation) on
	MUA	MEN	MHD	MUH	MUA	MEN	MHD	MUH
Interest rate contracts:
Financial futures contracts	$(2,378,110)	$(1,212,800)	$(1,232,637)	$(851,733)	$(242,824)	$(279,548)	$(142,981)	$(118,183)
	MUS	MUI	MVT		MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$(825,060)	$(2,313,403)	$(1,581,010)		$(127,125)	$(605,819)	$(211,957)

For the year ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial futures contracts:
Average notional value of contracts - short	$48,336,883	$37,344,975	$26,119,438	$19,109,031	$22,680,039	$75,320,770	$34,460,516

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, at the following annual rates:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Investment advisory fee	0.55%	0.50%	0.55%	0.55%	0.55%	0.55%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2015 the waiver was $40,591.

84	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2015, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$1,272	$1,376	$1,264	$616	$1,006	$3,498	$1,601

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each of the Funds pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended April 30, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for MUA were $1,650,198.

6. Purchases and Sales:

For the year ended April 30, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$123,424,290	$75,425,293	$40,640,256	$29,736,003	$32,372,492	$169,883,646	$55,861,739
Sales	$141,690,498	$69,243,049	$43,202,652	$35,280,838	$35,234,351	$184,000,480	$57,444,990

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2015, the following permanent differences attributable to amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	—	$(9,970)	$(38,654)	$(32,535)	$(39,481)	$(83,821)	$(53,170)
Undistributed net investment income	$(240,316)	$216,064	$33,111	$81,507	$66,050	$(33,864)	$62,732
Accumulated net realized gain (loss)	$240,316	$(206,094)	$5,543	$(48,972)	$(26,569)	$117,685	$(9,562)

The tax character of distributions paid was as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income[1]	4/30/15	$26,838,857	$22,880,735	$15,882,185	$11,579,652	$11,444,657	$34,245,623	$22,951,698
	4/30/14	26,837,760	22,842,187	16,193,850	11,813,581	11,552,557	35,584,757	24,120,086
Ordinary income[2]	4/30/15	293,072	13,467	25	237	348	64,307	312,815
	4/30/14	164,963	105	227,602	548,988	10,387	628,513	17,371
Long-term capital gains	4/30/14	—	—	9,111	604,877	—	1,878,099	—

Total	4/30/15	$27,131,929	$22,894,202	$15,882,210	$11,579,889	$11,445,005	$34,309,930	$23,264,513

	4/30/14	$27,002,723	$22,842,292	$16,430,563	$12,967,446	$11,562,944	$38,091,369	$24,137,457

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	APRIL 30, 2015	85

Notes to Financial Statements (continued)

As of April 30, 2015, the tax components of accumulated net earnings were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$636,422	$5,443,816	$2,361,631	$1,949,617	$2,568,612	$3,398,754	$2,513,016
Undistributed ordinary income	201,283	—	226,491	78,978	—	81,336	90,724
Undistributed long-term capital gains	—	—	—	—	—	4,594,019	—
Capital loss carryforwards	(7,135,190)	(10,190,751)	(1,091,220)	(1,389,726)	(14,851,290)	—	(4,980,650)
Net unrealized gains[3]	31,474,781	51,363,348	36,507,504	27,179,461	26,758,634	55,887,150	51,120,274

Total	$25,177,296	$46,616,413	$38,004,406	$27,818,330	$14,475,956	$63,961,259	$48,743,364

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interests in TOB Trusts.

As of April 30, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MVT
2016	$898,916	$2,450,150	—	—	—	$2,741,816
2017	3,645,754	3,540,378	—	—	$494,294	—
2018	396,366	1,225,298	—	—	6,614,798	—
2019	2,194,154	732,655	—	—	—	—
No expiration date[4]	—	2,242,270	$1,091,220	$1,389,726	7,742,198	2,238,834

Total	$7,135,190	$10,190,751	$1,091,220	$1,389,726	$14,851,290	$4,980,650

[4]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2015, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUA	$4,900,167
MUI	$447,981

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$465,598,599	$452,697,831	$291,459,788	$207,899,444	$245,968,092	$827,011,676	$417,327,503

Gross unrealized appreciation	$49,844,307	$53,458,583	$38,124,309	$27,964,242	$27,149,440	$59,667,072	$54,394,838
Gross unrealized depreciation	(18,333,741)	(2,018,210)	(1,616,805)	(784,781)	(388,420)	(3,530,110)	(2,666,463)

Net unrealized appreciation	$31,510,566	$51,440,373	$36,507,504	$27,179,461	$26,761,020	$56,136,962	$51,728,375

8. Principal Risks:

The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2015, MUA invested a significant portion of its assets in securities in the Health sector; MEN and MUS invested a significant portion of their assets in securities in the County/City/Special District/School District sector; and MEN, MHD, MUH, MUS, MUI and MVT invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

86	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Funds. The Funds may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Funds as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Funds’ Preferred Shares outstanding is $0.10. The Board is authorized, however, to issue Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MUA	MEN	MHD	MVT
2015	11,892	—	—	26,032
2014	—	20,577	9,784	75,746

Shares issued and outstanding remained constant for MUH, MUS and MUI for the year ended April 30, 2015 and the year ended April 30, 2014.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s

ANNUAL REPORT	APRIL 30, 2015	87

Notes to Financial Statements (continued)

Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. MEN is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, MEN is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. MUI redeemed all its VRDP Shares on December 21, 2012.

As of the year ended April 30, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

MEN entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider was scheduled to expire on July 9, 2015 unless renewed or terminated in advance. On June 16, 2015, the fee agreement was extended to July 7, 2016.

In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. There is no assurance the Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, MEN must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees

88	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During the year ended April 30, 2015, none of the VRDP Shares were tendered for remarketing.

For the year ended April 30, 2015, the average annualized dividend rate for MEN’s VRDP Shares was 0.99%.

On June 20, 2012, MEN commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. On June 16, 2015, the special rate period was extended to June 22, 2016. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended April 30, 2015, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares with the liquidity provider, which was for a two year term and was scheduled to expire on December 28, 2012, was terminated upon issuance of the VMTP Shares. Any such liquidity fees incurred by MUI through the date of issuance of the VMTP Shares are shown as liquidity fees in the Statements of Operations.

As of the year ended April 30, 2015, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	12/31/15
MUH	12/16/11	550	$55,000,000	12/31/15
MUS	12/16/11	870	$87,000,000	12/31/15
MUI	12/07/12	2,871	$287,100,000	1/04/16
MVT	12/16/11	1,400	$140,000,000	12/31/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. During the period, the term dates for MHD, MUH, MUS and MVT were extended until December 31, 2015. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The

ANNUAL REPORT	APRIL 30, 2015	89

Notes to Financial Statements (continued)

VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended April 30, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.04%	1.04%	1.04%	1.04%	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended April 30, 2015, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 1, 2015 to Shareholders of record on May 15, 2015:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0605
MHD	$0.0885
MUH	$0.0775
MUS	$0.0675
MUI	$0.0655
MVT	$0.0830

Additionally, the Funds declared a net investment income dividend on June 1, 2015 payable to Common Shareholders of record on June 15, 2015 for the same amounts noted above.

The dividends declared on Preferred Shares for the period May 1, 2015 to May 31, 2015 were as follows:

	Preferred Shares	Series	Dividends Declared
MEN	VRDP Shares	W-7	$127,859
MHD	VMTP Shares	W-7	$78,656
MUH	VMTP Shares	W-7	$51,685
MUS	VMTP Shares	W-7	$81,757
MUI	VMTP Shares	W-7	$269,795
MVT	VMTP Shares	W-7	$131,562

90	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (concluded)

In order to comply with the Volcker Rule, certain TOB Trusts were restructured and the respective TOB Trusts are no longer sponsored by a banking entity. As of June 22, 2015, the following information relates to the restructured TOB Trusts:

	Underlying Municipal Bonds Transferred to restructured TOB Trusts	Liability for TOB Trust Certificates associated with the restructured TOB Trusts
MEN	$9,214,188	$4,765,000
MHD	$1,907,325	$1,290,000
MUH	$1,397,227	$945,000
MUI	$33,337,695	$19,356,855
MVT	$2,794,453	$1,890,000

ANNUAL REPORT	APRIL 30, 2015	91

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

BlackRock MuniAssets Fund, Inc.,

BlackRock MuniEnhanced Fund, Inc.,

BlackRock MuniHoldings Fund, Inc.,

BlackRock MuniHoldings Fund II, Inc.,

BlackRock MuniHoldings Quality Fund, Inc.,

BlackRock Muni Intermediate Duration Fund, Inc., and

BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2015

92	ANNUAL REPORT	APRIL 30, 2015

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MEN, MHD, MUH, MUS, MUI and MVT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2015	93

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011

Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.

				76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.

				109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007

Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

94	ANNUAL REPORT	APRIL 30, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. The Board of Directors has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Directors believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director	Since 2014

Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

ANNUAL REPORT	APRIL 30, 2015	95

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Funds. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Directors of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[3] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A.[3] New York, NY 10179

[3]	For MEN.

96	ANNUAL REPORT	APRIL 30, 2015

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2015	97

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

98	ANNUAL REPORT	APRIL 30, 2015

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If the Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2015	99

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniAssets Fund, Inc.	$30,463	$30,463	$0	$0	$12,444	$12,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniAssets Fund, Inc.	$12,444	$12,200

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$28.67 Billion	$0	$0	$0	$0	$0
Walter O’Connor	58	0	0	0	0	0
	$22.18 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on

BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$50,001-$100,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 1, 2015